SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934
 (Amendment No. 1)

Check the appropriate box:

☒	Amended Preliminary Information Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))
☐	Definitive Information Statement

Ever-Glory International Group, Inc.

(Name of Registrant as specified in Its Charter)

Payment of filing fee (check the appropriate box):

☐	No fee required
☒	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)           Title of each class of securities to which transaction applies: Common Stock

(2)           Aggregate number of securities to which transaction applies: 11,435,523 shares based on the average of the high bid and the low ask price for Registrant’s Common Stock as quoted on the Over-the-Counter Bulletin Board on August 30, 2006.

(3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: The filing fee is determined based upon the maximum aggregate consideration value of $10,000,000, $600,000 of which is payable in cash and $9,400,000 is payable in Common Stock of the Registrant, the number of shares of Common Stock will be determined at the closing of the acquisition based on the preceding 30-day average of the high bid and the low ask price for such shares as quoted on the Over-the-Counter Bulletin Board. Pursuant to Section 14(g) of the Exchange Act, the fee was determined by multiplying the aggregate value of the transaction by 0.0001267.

(4)           Proposed maximum aggregate value of transaction: $10,000,000.00

(5)           Total fee paid: $1,267.00

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, schedule or registration statement no.:
(3)	Filing party:
(4)	Date filed:

Ever-Glory International Group, Inc.
17870 Castleton Street #335,
City of Industry, CA 91748
Telephone: (626) 839-9116

NOTICE OF ACTION BY
WRITTEN CONSENT OF SHAREHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To our Shareholders:

This Information Statement is furnished by the Board of Directors of Ever-Glory International Group, Inc., a Florida corporation (the “Company”), to holders of record of the Company’s common stock, $0.001 par value per share, at the close of business on August 31, 2006, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

The purpose of this Information Statement is to inform the Company’s shareholders of an action taken by the written consent of the holders of a majority of the Company’s voting stock, dated as of August 31, 2006. This Information Statement shall be considered the notice required under Section 607.0704 of the Florida Business Corporation Act.

The action taken by the Company’s shareholders will not become effective until at least 20 days after the initial mailing of this Information Statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
 AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY
MATTER WHICH WILL BE DESCRIBED HEREIN.

By order of the Board of Directors:

/s/ Kang Yi Hua
Kang Yi Hua
Chief Executive Officer

AMENDMENT NO. 1 TO
PRELIMINARY SCHEDULE 14C INFORMATION
STATEMENT

Ever-Glory International Group, Inc.
17870 Castleton Street #335,
City of Industry, CA 91748
Telephone: (626) 839-9116

This information statement is being sent by first class mail to all record and beneficial owners of the common stock, $0.001 par value, of Ever-Glory International Group, Inc., a Florida corporation, which we refer to herein as “EGLY,” “company,” “we,” “our” or “us.” The mailing date of this information statement is on or about September __, 2006.

On August 31, 2006, the record date for determining the identity of shareholders who are entitled to receive this information statement, 19,971,758 shares of our common stock were issued and outstanding and 7,883 shares of our Series A preferred stock were issued and outstanding. The common stock and Series A preferred stock constitutes the sole outstanding classes of voting securities of the Company. Each share of common stock and Series A preferred stock entitles the holder thereof to one vote on all matters submitted to shareholders.

General Information

On June 2, 2006, a majority of the holders of the Company’s voting capital stock approved the acquisition of a 100% ownership interest of Nanjing Catch-Luck Garments Co, Ltd., a Chinese limited liability company (“Catch-Luck”) by Perfect Dream, Ltd., a British Virgin Island corporation (“Perfect Dream”), a wholly-owned subsidiary of the Company, pursuant to the terms of an Agreement for the Purchase and Sale of Stock (the “Purchase Agreement”), dated June 26, 2006, by and among the Company, Perfect Dream, Ever-Glory Enterprises (HK) Ltd., a Hong Kong corporation (“EGLY HK”) and Catch-Luck. On August 31, 2006, a majority of the holders of the Company’s voting capital stock reconfirmed their approved the acquisition of a 100% ownership interest of Catch-Luck by Perfect Dream and approved Amendment No. 1 to the Agreement for the Purchase and Sale of Stock, dated August 31, 2006, by and among the Company, Perfect Dream, EGLY HK and Catch-Luck (the “Purchase Agreement Amendment”).

The shareholder approval was granted by written consent, in lieu of a special meeting of the shareholders. The controlling shareholders have not consented to or considered any other corporate action. The shareholders’ approval of the transactions contemplated by the Purchase Agreement and the Purchase Agreement Amendment was granted in each case subject to the filing of an Information Statement with the Securities and Exchange Commission and delivery of notice to the other shareholders of the Company.

Because shareholders holding at least a majority of the voting rights of our outstanding common stock at the record date have voted in favor of the sale, and have sufficient voting power to approve the transaction through their ownership of common stock, no other shareholder consents will be solicited in connection with this information statement. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934 (the “Exchange Act”), the proposals will not become effective until a date at least 20 days after the date on which this information statement has been mailed to the shareholders. We anticipate that the actions contemplated herein will be effected approximately 30 days after filing of this information statement. This information statement will serve as written notice to shareholders pursuant to Section 607.0704 of the Florida Business Corporation Act.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

The Company’s U.S. mailing address is 17870, Castleton St. #335, City of Industry, CA, 91748. The address of the Company’s principal executive offices is Ever-Glory Commercial Center 33 Yudao Street, Nanjing Jiangsu , China.

NO VOTE OR OTHER CONSENT OF OUR SHAREHOLDERS IS SOLICITED
IN CONNECTION WITH THIS INFORMATION STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

SUMMARY TERM SHEET

This Summary Term Sheet describes the most important terms of the Agreement for the Purchase and Sale of Stock (the “Purchase Agreement”), dated June 26, 2006, by and among the Company, Perfect Dream, Ltd., a British Virgin Island corporation (“Perfect Dream”), Ever-Glory Enterprises (HK) Ltd., a Hong Kong corporation (“EGLY HK”) and Nanjing Catch-Luck Garments Co, Ltd., a Chinese limited liability company (“Catch-Luck”), as amended by Amendment No. 1 to the Agreement for the Purchase and Sale of Stock, dated August 31, 2006, by and among the Company, Perfect Dream, EGLY HK and Catch-Luck (the “Purchase Agreement Amendment”) and the Transaction. However, in order to understand the Transaction fully, you should read the entire Information Statement as well as the Purchase Agreement, which is attached hereto as Appendix A, and the Purchase Agreement Amendment, which is attached hereto as Appendix B.

Principal Terms of the Transaction and Purchase Agreement

  The Company’s wholly-owned subsidiary, Perfect Dream, will acquire 100% of the stock equity of Catch-Luck from EGLY HK (“the “Transaction”). See “Description of the Transaction – Structure of the Transaction” at page 16.

  The aggregate consideration payable in the Transaction by Perfect Dream and the Company includes payment in cash of an amount in Renmimbi (“RMB”) equal to USD600,000 and issuance of an aggregate of up to 11,435,523 shares of the Company’s common stock, although 7,299,270 of such shares are payable only upon satisfaction of certain gross revenue and net profit targets by Catch-Luck after the closing. See “Description of the Transaction – Terms of the Sale” at page 17.

  Following payment of the all of the consideration for the Transaction, including shares of the Company’s common stock issuable upon satisfaction of the gross revenue and net profit targets after the Closing, the shareholders of EGLY HK will own approximately 36.4% of the Company’s issued and outstanding Common Stock, which will represent approximately 12.5% of the voting power, based on an aggregate of 19,971,758 shares of our common stock issued and outstanding and 7,883 shares of our Series A preferred stock issued and outstanding as of August 31, 2006, together with an aggregate of 11,435,523 additional shares of Company common stock issuable in the Transaction. Each share of Series A preferred stock has the same voting, dividend and liquidation rights as 7,600 shares of common stock and will convert back into common stock at such time as the Company is able to increase the number of authorized shares of common stock to no less than 500,000,000 shares (currently 200,000,000 are authorized). See “Description of the Transaction – Structure of the Transaction” at page 16.

   For accounting purposes, this transaction will be accounted for as a merger. See “Description of the Transaction – Structure of the Transaction” at page 16.

Reasons for the Transaction

  The Company, through its subsidiary, Goldenway Nanjing Garments Co., Ltd. (“Goldenway”), manufactures apparel for men, women and children. The Company’s customers include large retailers and well-known brands. See “Description of the Business” at page 10. Catch-Luck is also in the business of clothing manufacturing.

  The Company believes that the acquisition of Catch-Luck will help the Company achieve greater economies of scale in the areas of production, administration, and purchasing.See “Description of the Transaction – Reasons for the Transaction” at page 17.

Interest of Certain Shareholders and Directors of the Company in EGLY HK

  A majority of the members of the Board of Directors of the Company (the “Board”) and certain of its shareholders, including Mr. Kang Yihua, a majority owner, director, CEO and President of the Company, are either shareholders, officers or directors of EGLY HK, Catch-Luck or its affiliates. Mr Kang is the 100% shareholder and a director and officer of EGLY HK. See “Description of the Transaction – Board and Shareholder Approval of the Transaction – Approval by the Company” at page 20.

Approval of the Transaction and the Purchase Agreement by the Board of the Company

  The Board was fully informed of the interests of the other directors in EGLY HK, Catch-Luck or their affiliates and on June 1, 2006 and August 31, 2006 unanimously approved the Purchase Agreement, the Purchase Agreement Amendment and the Transaction. The Board conditioned consummation of the transactions contemplated by the Purchase Agreement and the Purchase Agreement Amendment on approval thereof by the shareholders of the Company in accordance with Florida law. See “Description of the Transaction – Description of the Transaction – Board and Shareholder Approval of the Transaction – Approval by the Company” at page 20.

Approval of the Transaction and the Purchase Agreement by the Shareholders of the Company

  Florida law requires that the Transaction be approved by majority of the shareholders of the Company that do not have a financial interest in EGLY HK or Catch-Luck or their affiliates. See “Description of the Transaction – Description of the Transaction – Board and Shareholder Approval of the Transaction – Approval by the Company” at page 20.

  The Purchase Agreement, the Purchase Agreement Amendment and the Transaction were approved by shareholders (the “Consenting Shareholders”) of the Company that do not have any financial interest in EGLY HK, Catch-Luck or their affiliates. The Consenting Shareholders own a majority of the shares owned by shareholders that do not have a financial interest in EGLY HK, Catch-Luck or their affiliates. See “Description of the Transaction – Description of the Transaction – Board and Shareholder Approval of the Transaction – Approval by the Company” at page 20.

  In addition, Mr. Kang, who owns an aggregate of 614,338 shares of Common Stock and 6,238 shares of Series A preferred stock, which constitutes approximately 79% of the voting power, based on an aggregate of 19,971,758 shares of our common stock issued and outstanding and 7,883 shares of our Series A preferred stock issued and outstanding as of August 31, 2006, approved the Purchase Agreement, the Purchase Agreement Amendment and the Transaction on June 2, 2006 and August 31, 2006. See “Security Ownership of Certain Beneficial Owners and Management” at page 25 and “Description of the Transaction – Description of the Transaction – Board and Shareholder Approval of the Transaction – Approval by the Company” at page 20.

Approval of the Transaction and the Purchase Agreement by the Board and Shareholders of EGLY HK

  On June 26, 2006 and August 31, 2006, the board of directors of EGLY unanimously approved the Purchase Agreement, the Purchase Agreement Amendment and the Transaction. See “Description of the Transaction – Description of the Transaction – Board and Shareholder Approval of the Transaction – Approval by the Company” at page 20.

  Approval of the Purchase Agreement, the Purchase Agreement Amendment and the Transaction by the sole shareholder of EGLY HK, a British Virgin Island company, was not required. See “Description of the Transaction – Description of the Transaction – Board and Shareholder Approval of the Transaction – Approval by EGLY HK” at page 21.

DESCRIPTION OF BUSINESS OF THE COMPANY

Organization, Charter Amendments and General History

Ever-Glory International Group, Inc. (the “Company”) through its subsidiary, Goldenway Nanjing Garments Co., Ltd. (“Goldenway”), manufactures apparel for men, women and children for primarily middle to high-grade well-known casual wear, outerwear and sportswear brands and for a variety of companies. A majority of its products are exported to Japan, EU countries and the United States. The Company’s customers include large retailers and well-known brands.

Ever-Glory is the result of the merger of Andean Development Corporation, a Florida corporation (“Andean”), and Perfect Dream Limited, a corporation organized under the laws of the British Virgin Islands (“Perfect Dream”). Andean was incorporated on October 19, 1994 in Delaware and was originally engaged in the business of providing engineering and project management services for energy and private works projects and selling, as agent, major electrical and mechanical equipment. Effective March 31, 2003, Andean sold all of its operating assets and substantially all of the liabilities of Andean’s business to a related party. Thereafter, Andean had no operations. As of June 30, 2005, Andean had zero assets and liabilities of $57,000.

Perfect Dream was incorporated on July 1, 2004 in the British Virgin Islands. In December 2004, Perfect Dream acquired 100% of Goldenway. Goldenway is a limited liability company, which was established under the laws of the People’s Republic of China (the “PRC”) on December 31, 1993. Until December 1, 2004, Goldenway was a subsidiary of Jiangsu Ever-Glory International Enterprises Group Corporation (“Jiangsu”). On April 20, 2005, Perfect Dream changed Goldenway’s status to that of a wholly foreign owned enterprise and increased its registered capital from $2,512,106 to $20,000,000.

On July 29, 2005, Andean, Perfect Dream and each of the stockholders of Perfect Dream entered into an Agreement and Plan of Reorganization pursuant to which the Perfect Dream shareholders received, in exchange for their shares of Perfect Dream, 7,673,325 shares of Andean (after giving effect to a one-for-thirty reverse split of the issued and outstanding shares of Andean). On November 17, 2005, Andean changed its name to “Ever-Glory International Group, Inc.”

Business Operations

The Company, through its subsidiary Goldenway, is engaged in the manufacture and sale of apparel to well-known casual wear, outerwear and sportswear brands and retailers. The Company manufactures all of its products from one 10,000 square meter factory in the Nanjing Jiangning Economic and Technological Development Zone in Nanjing, China.

Products

The Company manufactures high and middle grade casual-wear, outerwear, and sportswear including the following products:

WOMEN’S CLOTHING. This product line includes coats, jackets, slacks, skirts, shirts, trousers, and jeans.

MEN’S SPORTSWEAR. This product line includes men’s vests, jackets, pants, trousers, skiwear, coats and jeans.

CHILDREN’S CLOTHING. This product line includes children’s coats, vests, down jackets, knitwear, pants and jeans.

Customers

Ever-Glory manufactures garments for a number of well-known retail chains and internationally famous brands, including ITOYOKADO, Debenhams, C&A, Next, Etam China, Fat Face, Eddie Bauer, Teijin, Mast, Best-Seller, Shinko, Matalan, ITOCHU, B.B. Dakota and Abercrombie & Fitch. The Company also has its own design capabilities and can provide its customers with a selection of unique and original designs that the customer may have manufactured for them.

In the fiscal year ended December 31, 2005, approximately 50% of the Company’s revenues came from customers in EU countries, 31% from customers in Japan, 13% from customers in the United States, and 6% from customers in China. In the fiscal year ended December 31, 2005, three customers represented approximately 22%, 19% and 13% of the Company’s net sales, respectively. In the fiscal year ended December 31, 2004, two customers each represented approximately 12% of the Company’s net sales. The Company has no long-term contracts with any of its customers. There can be no assurance that our customers will continue to place orders with us of the same magnitude as they have in the past, or at all. In addition, the apparel industry historically has been subject to substantial cyclical variation, with consumer spending for purchases of apparel and related goods tending to decline during recessionary periods. To the extent that these financial difficulties occur, there can be no assurance that our financial condition and results of operations would not be adversely affected.

Suppliers

The Company purchases raw materials directly from local fabric and accessory suppliers. The Company may also import specialty fabrics to meet specific customer requirements. The Company also purchases finished goods from other contract manufacturers. Two suppliers represented approximately 12% and 10%, respectively of the Company’s raw materials purchases in the fiscal year ended December 31, 2005. One supplier represented approximately 17% of the Company’s raw materials purchases in the fiscal year ended December 31, 2004. The Company has not experienced difficulty in obtaining finished goods or raw materials essential to its business.

Sales and Marketing

The Company leverages the sales and marketing organization of Jiangsu, of which Goldenway was a subsidiary prior to its acquisition by the Company. Jiangsu has sales and marketing offices around the world, including in the United States, the United Kingdom, and Germany.

In addition, the Company attends and participates in trade shows around the world, including Europe, Japan, the U.S. and China’s largest tradeshow, the Chinese Export Commodity Fair in Guangdong Province. The Company’s marketing strategy is designed to attract customers with the strongest brands within the strongest markets. The company seeks to attract customers including Japan, the EU and the US. In addition, the company looks for customers with strong brand appeal and product lines that require that Company’s high quality manufacturing and can support the Company’s production capacity. Referrals from existing customers continue to be a strong source of new customers.

Production and Quality Control

The Company produces the majority of its products. The Company may, however, outsource manufacturing from time to time based upon factory capacity and customer demand. The Company’s factory covers an area of 10,000 square meters and is equipped with state-of-the-art production equipment. The Company’s factory is located in Nanjing. The Company is in the process of expanding its manufacturing facilities in the Nanjing Jiangning Economic and Technological Development Zone in Nanjing, China.

The Company is committed to designing and manufacturing high quality garments. Because the Company emphasizes fit, performance and quality of its apparel products, the Company places a high priority on quality control. The Company has implemented strict quality control and craft discipline systems. Prior to manufacturing in large quantities, the Company obtains the approval of its customers either through a direct visit to the factories or by shipping samples of its apparel products to its customers for inspection and comment. This ensures that the product meets specifications prior to shipping. In addition, employees of the Company periodically inspect the manufacturing process and quality of apparel products. The Company’s factory is ISO 9000 certified.

Delivery and Transportation

The Company ships product directly to the customer. The Company has access to a variety of ground and air shipping companies and can typically deliver the product to the client within a few days. The merchandise is shipped from the production facility by truck to a port where it is consolidated and loaded on containerized vessels for ocean transport to the ultimate destination.

Competition

The garment manufacturing industry is highly competitive, particularly in China. The Company’s competitors include garment manufacturers of all sizes, both within China and elsewhere in the world, many of which have greater financial and manufacturing resources than the Company. The Company has been in the garment manufacturing business since 1993 and believes that it has earned a reputation for producing high quality products efficiently and at competitive prices. The Company believes that it competes favorably with other companies based on the experience and know-how the Company has acquired since 1993 as well as the Company’s state-of-the-art equipment, which enables it to produce high-quality garments at competitive prices.

Governmental Regulations/Quotas

Pursuant to the World Trade Organization (WTO) Agreement, effective January 1, 2005, the United States and other WTO member countries removed quotas from WTO members. However, as the removal of quotas resulted in an import surge from China, the U.S. took action in May 2005 and imposed safeguard quotas on seven categories of goods. Exports of each specified product category will continue to be admitted into the United States in the ordinary course until the restraint level for that category is reached, after which further exports will be embargoed and will not be cleared until after January 2006. Additionally, on June 10, 2005, in response to the surge of Chinese imports into the European Union (EU), the EU Commission signed a Memorandum of Understanding (MOU) with China in which ten categories of textiles and apparel will be subject to restraints and on November 8, 2005, the U.S. and China entered into a Memorandum of Understanding in which 21 categories of textiles and apparel are subject to restraints. Although certain of the Company’s apparel products fall within the categories subject to the safeguards in the U.S. and the EU, which could adversely affect the Company’s ability to export and sell these products, the imposition of quotas in 2005 did not have a material affect on the Company’s net sales, although it did impact its gross margin. See Management’s Discussion and Analysis or Plan of Operation – Results of Operations. The Company believes that it will be able to obtain sufficient quota allocation based on prior years quota allocation. In addition, the Company can bid for additional export quota allocation from the government for the U.S. and E.U. markets. On a longer term basis, the Company believes that its customer mix and its ability to adjust the types of apparel it manufactures will mitigate its exposure to such trade restrictions in the future.

Nevertheless, there can be no assurance that additional trade restrictions will not be imposed on the exports of the Company’s products in the future. Such actions could result in increases in the cost of its products generally and may adversely affect the Company’s results of operations.

Seasonality

We have typically experienced seasonal fluctuations in sales volume due to the seasonal fluctuations experienced by the majority of our customers. These seasonal fluctuations typically result in sales decreases in the first and second quarters and sales increases in the third and fourth quarters of each year.

Employees

The Company employs a staff of over 700 people. All of the Company’s work force is non-union and the Company considers its relations with its employees to be satisfactory.

DESCRIPTION OF BUSINESS OF CATCH-LUCK

Overview

Nanjing Catch-Luck Garments Limited (“Catch-Luck”) is a limited liability company, which was incorporated in the People’s Republic of China (the “PRC”) on December, 1995. Since February, 2006, Catch-Luck was a whole subsidiary of Ever-Glory Enterprises (H.K.) Ltd. Catch-Luck has been fully funded with 600,000 USD as registered capital. Catch-Luck mainly engages in sales and manufacturing of casual wear, sports wear, jackets and trousers, shorts for high to middle brands and international chain stores.

In the fiscal year ended December 31, 2005, approximately 43.9% of the Catch-Luck’s revenues came from customers in Europe, 43.16 % from customers in Japan, 10.4 % from customers in other countries. In the fiscal year ended December 31, 2005, three customers represented approximately 63 % of the Catch-Luck’s sales. Management believes that the relationship with these customers is good.

Catch-Luck purchases the majority of its raw materials directly from numerous local fabric and accessories suppliers. Catch-Luck may also purchase finished goods from other contract manufacturers. One supplier represented approximately 19 % of Catch-Luck’s raw materials purchases in the fiscal year ended December 31, 2005. Catch-Luck has not experienced difficulty in obtaining raw materials essential to its business and management believes that the relationship with its suppliers is good.

Catch-Luck currently operates one factory in the Nanjing Jiangning Economic and Technological Development Zone of mainland, China. The factory covers an area of 6,000 square meters and is equipped with highly advanced, state-of-the-art equipment. The factory now leased the workshops from Goldenway with the annual rent of $18,750 .The leasing relationship between the two companies are good and satisfactory.

The factory employs a staff of over 500 people with an annual production capacity of over 800,000 pieces. All of Catch-Luck’s work force is non-union, and Catch-Luck considers its relations with its employees to be satisfactory.

In 2005, export quotas on most categories of Catch-Luck’s products were eliminated. In July 2005, the United States and the EU reinstituted export quotas on certain clothing categories. The Chinese government allocated a portion of the export quota to Catch-Luck based upon the amount of product that Catch-Luck exported in the prior year. Although certain of Catch-Luck’s apparel products fall within the categories subject to the safeguards in the U.S. and the EU, the imposition of quotas in 2005 did not have a material affect on Catch-Luck’s net sales. Catch-Luck believes that its customer mix and its ability to adjust the types of apparel it manufactures will mitigate its exposure to such trade restrictions in the future.

Under the laws of the PRC, as a wholly foreign owned enterprise, the foreign-invested company was approved a five-year tax benefits of income tax including 2-year free tax and 3-year 50% reduction of income tax rate from the first year when Catch-Luck makes a cumulative profit As a result, in the fiscal year ended December 31, 2004, no provision for income tax has been made since Catch-Luck incurred a loss. In the fiscal year ended December 31, 2005, Catch-Luck was exempted from income tax.

Catch-Luck markets and sells its products through a combination of international distributors and direct sales primarily in Japan, Europe and the United States.

Our cost of net revenues consists of raw materials, garment finishing fees, direct labor and manufacturing overhead, including Catch-Luck’s contributions to a government mandated multi-employer defined contribution plan, packing materials and others. In addition, from time to time we subcontract manufacturing, which costs are included in our cost of net revenues.

Sales and marketing expenses consist primarily of, transportation expenses and inspection expenses.

General and administrative expenses consist primarily of salaries and related expenses for executive, finance, accounting, facilities and human resources personnel, office expenses and professional fees.

MANAGEMENT’S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION OF CATCH-LUCK

Overview

Catch-Luck is a wholly owned foreign enterprise, which was incorporated in the People’s Republic of China (the “PRC”) on December, 1995. Since February, 2006, Catch-Luck was a whole subsidiary of Ever-Glory Enterprises (H.K.) Ltd. Catch-Luck has been fully funded with USD 600,000.00 as registered capital. Nanjing Catch-Luck mainly engages in sales and manufacturing of casual wear, sports wear, jackets and trousers, shorts for high to middle brands and international chain stores.

In the six months ended June 30, 2006, approximately 56.42% of the Company’s revenues came from customers in Europe, 25.40% from customers in Japan, 9.79% from customers in other countries, In the six months ended June 30, 2006, two customers represented approximately 55% of Catch-Luck’s sales. Management believes that the relationship with these customers is good.

Catch-Luck purchases the majority of its raw materials directly from numerous local fabric and accessories suppliers. Catch-Luck may also purchase finished goods from other contract manufacturers. Two suppliers represented approximately 21% of Catch-Luck’s raw materials purchases in the six months ended June 30, 2006. Catch-Luck has not experienced difficulty in obtaining raw materials essential to its business and management believes that the relationship with its suppliers is good.

Catch-Luck currently operates one factory in the Nanjing Jiangning Economic and Technological Development Zone of mainland, China. The factory covers an area of 6,000 square meters and is equipped with highly advanced, state-of-the-art equipment. The factory now leased the workshops from Nanjing Goldenway Garments Ltd with the annual rent of $18,750. The leasing relationship between the two companies are good and satisfactory.

The factory employs a staff of over 800 people with an annual production capacity of over 1,600,000 pieces. All of Catch-Luck’s work force is non-union, and Catch-Luck considers its relations with its employees to be satisfactory.

In 2005, export quotas on most categories of Catch-Luck’s products were eliminated. In July 2005, the United States and the EU reinstituted export quotas on certain clothing categories. The Chinese government allocated a portion of the export quota to Catch-Luck based upon the amount of product that Catch-Luck exported in the prior year. Although certain of Catch-Luck’s apparel products fall within the categories subject to the safeguards in the U.S. and the EU, the imposition of quotas in 2005 did not have a material affect on Catch-Luck’s net sales. Catch-Luck believes that its customer mix and its ability to adjust the types of apparel it manufactures will mitigate its exposure to such trade restrictions in the future.

Under the laws of the PRC, as a wholly owned foreign enterprise, the foreign-invested company was approved a five-year tax benefits of income tax including 2-year free tax and 3-year 50% reduction of income tax rate from the first year when Catch-Luck makes a cumulative profit. As a result, in the six months ended June 30, 2006, Catch-Luck was exempted from income tax.

Catch-Luck markets and sells its products through a combination of international distributors and direct sales primarily in Japan, Europe and the United States.

Our cost of net revenues consists of raw materials, garment finishing fees, direct labor and manufacturing overhead, including Catch-Luck’s contributions to a government mandated multi-employer defined contribution plan, packing materials and others. In addition, from time to time we subcontract manufacturing, which costs are included in our cost of net revenues.

Sales and marketing expenses consist primarily of, transportation expenses and inspection expenses.

General and administrative expenses consist primarily of salaries and related expenses for executive, finance, accounting, facilities and human resources personnel, office expenses and professional fees.

Results of Operations

Three Months Ended June 30, 2006 Compared To Three Months Ended June 30, 2005

Revenues, Cost of Revenues and Gross Margin

Revenues for the three months ended June 30, 2006 were $5,435,109, an increase of 357.37 % from $1,188,333 for same quarter in 2005. Our increase in revenues was primarily attributable to the doubled production capacity and the increase of our acceptance of subcontracting orders. As a result, we achieved an overall increase in sales to customers in Europe and Japan. As of June 30, 2006, sales to customers in Europe increased by $3,149,765 or 833.16%, sales to customers in Japan increased by $322,348 or 45.29%.

Cost of sales for the three months ended June 30, 2006 was $4,426,096 an increase of $3,357,638 from $1,068,458 for the three months ended June 30, 2005. As a percentage of revenues, cost of sales decreased to approximately 81.43% for the three months ended June 30, 2006 from approximately 89.91% for the three months ended June 30, 2005. Consequently, gross margin as a percentage of revenues increased to approximately 18.57% for the three months ended June 30, 2006 from approximately 10.09% for the three months ended June 30, 2005. The increase in costs of sales was primarily attributable to the increase of our net sales and the increase of gross margin was mainly due to the acceptance of higher value-added orders.

Selling, General and Administrative Expenses

Selling expenses as of June 30, 2006 increased by 92.53% from $ 4,513 in 2005 to $8,689 in 2006. The increase in selling expenses was mainly attributable to an increase in transportation and logistic costs.

General and Administrative expenses totaled $70,421 for the three months ended June 30, 2006, an increase of $31,251 from $39,170 for the three months ended June 30, 2005 . The increase was attributable to the increase of management salaries for the expansion of our businesses.

Income before taxes for the three months ended June 30, 2006 was $918,566 an increase of $843,965 from $74,601 for the three months ended June 30, 2005 which was due largely to the increase of our net sales as well as the increase of our gross margin.

Six Months Ended June 30, 2006 Compared To Six Months Ended June 30, 2005

Revenues, Cost of Revenues and Gross Margin

Revenues for the six months ended June 30, 2006 were $7,660,460 an increase of 332.05% from $1,773,065 for same quarter in 2005. Our increase in revenues was primarily attributable to the doubled production capacity and the acceptance of subcontracting orders. As a result, we achieved an overall increase in sales to customers in Europe and Japan. As of June 30, 2006, sales to customers in Europe increased by $3,559,445 or 466.92%, sales to customers in Japan increased by $1,062,585 or 120.36%.

Cost of sales for the six months ended June 30, 2006 was $6,349,997 an increase of $4,656,970 from $1,693,027 for the six months ended June 30, 2005. As a percentage of revenues, cost of sales decreased to approximately 82.89% for the six months ended June 30, 2006 from approximately 95.48% for the six months ended June 30, 2005. Consequently, gross margin as a percentage of revenues increased to approximately 17.11% for the six months ended June 30, 2006 from approximately 4.52% for the six months ended June 30, 2005. The increase in costs of sales was primarily attributable to the increase of our net sales and the increase of gross margin was mainly due to the acceptance of higher value-added orders. Also in the first quarter of 2005, Catch-Luck moved its factory into the current new factory zone which brought the decrease of our revenues and the lower gross margin in that period.

Selling, General and Administrative Expenses

Selling expenses as of June 30, 2006 increased by 108.44% from $ 6,958 in 2005 to $14,503 in 2006. The increase in selling expenses was mainly attributable to an increase in transportation and logistic costs.

General and Administrative expenses totaled $137,495 for the six months ended June 30, 2006, an increase of $65,744 from $71,751 for the six months ended June 30, 2005. The increase was attributable to the increase of management salaries for the expansion of our businesses.

Income before taxes for the six months ended June 30, 2006 was $1,142,479, an increase of $1,149,328 from loss before taxes of $6,849 for the six months ended June 30, 2005. The increase was mainly attributable to the increase of our net sales as well as the increase of our gross margin. Also in the first quarter of 2005, Catch-Luck moved its factory to the current new factory zone which brought negative effect on our normal manufacturing in that period and caused the loss accordingly.

LIQUIDITY AND CAPITAL RESOURCES

As of June 30, 2006, Catch-Luck had cash and cash equivalents of $24,906, other current assets of $1,428,212 and current liabilities of $1,091,681. To date, Catch-Luck has financed its operations primarily from operations and cash flow from operations is expected to continue to be Catch-Luck’s primary source of funds to finance its short-term cash needs.

Net cash provided by operating activities as of June 30, 2006 was $417,838, compared with same quarter in 2005 of $119,175. Catch-Luck’s primary source of operating cash flow was net income of $1,142,479. The increase in our net cash was attributable to an increase in our net income as compared to the same quarter of 2005.

Net cash used in investing activities was approximately $388,593 as of June 30, 2006, compared with $108,187 in the same quarter of 2005. The decrease of the net cash was mainly associated with the purchase of equipments of about $270,000 for a new knitting department.

Capital Commitments

As of June 30, 2006, Catch-Luck had no commitments for capital projects in progress

Uses of Liquidity

Catch-Luck’s cash requirements as of June 30, 2006 are primarily to fund operations.

Sources of Liquidity

Catch-Luck’s primary source of liquidity for its short-term cash needs is expected to be cash flow generated from operations, and cash and cash equivalents currently on hand. Catch-Luck believes that will be able to borrow additional funds if needed.

Catch-Luck believes its cash flow from operations together with its cash and cash equivalents currently on hand will be sufficient to meet its working capital, capital expenditure and other commitments through December 2006.

Foreign Currency Translation Risk.

Catch-Luck’s major operations are in the PRC, which may give rise to significant foreign currency risks from fluctuations and the degree of volatility of foreign exchange rates between the United States dollar and the Chinese Renminbi. Sales of Catch-Luck’s products are in dollars. During 2003 and 2004 the exchange rate of RMB to the dollar remained constant at 8.26 RMB to the dollar. On July 21, 2005, the Chinese government adjusted the exchange rate from 8.26 to 8.09 RMB to the dollar. As a result, orders received prior to the adjustment were at prices based on the prior exchange rate, which negatively impacted our gross margins for the year ended December 31, 2005. We now negotiate price adjustments with most of our customers, which we believe will reduce our exposure to exchange rate fluctuations in the future. However, if in the future the Chinese government should decide to adjust the RMB to dollar exchange rate unexpectedly, our gross margins and results of operations and cash flows could be adversely affected.

The financial statements of Catch-Luck (whose functional currency is the RMB) are translated into U.S. Dollars using the closing rate method. The balance sheet items are translated into U.S. Dollars using the exchange rates at the respective balance sheet dates. The capital and various reserves are translated at historical exchange rates prevailing at the time of the transactions while income and expenses items are translated at the average exchange rate for the year. All exchange differences are recorded within equity. Translation gain for the six months ended June 30, 2006 and 2005 were $17,427 and $Nil respectively.

DESCRIPTION OF TRANSACTION

Structure of the Transaction

On June 26, 2006, the Company, through its wholly-owned subsidiary Perfect Dream, entered into an agreement (a “Purchase Agreement”) with EGLY HK pursuant to which the Company has agreed to acquire and EGLY HK has agreed to sell all of the EGLY HK’s interest in Catch-Luck. The Purchase Agreement was amended by Amendment No. 1 to the Agreement for the Purchase and Sale of Stock, dated August 31, 2006, by and among the Company, Perfect Dream, EGLY HK and Catch-Luck (the “Purchase Agreement Amendment”).

Pursuant to the terms of the Purchase Agreement and the Purchase Agreement Amendment, at the Closing of the Transaction the Company’s wholly-owned subsidiary, Perfect Dream, will acquire 100% of the stock equity of Catch-Luck from EGLY HK. EGLY HK owns 100% of the total capital of Catch-Luck. See “Terms of the Sale – Purchase Price” below.

For accounting purposes, this transaction will be accounted for as a merger.

The current management of Catch-Luck will not change following the closing of the Transaction. Catch-Luck’s board of directors consists of three persons, Kang Yihua, Yan Xiaodong and Li Ning. Each of the directors of Catch-Luck is also a director of the Company.  The general manager of Catch-Luck is Mr. Wang Nengshan. Mr. Wang has been the general manager of Nanjing Catch-Luck Garments Ltd since January, 2002. Mr. Wang previously served as the production manager and the vice general manager of Nanjing Shangfang Garments Ltd. from 1987 to 2001. Mr. Wang has over ten years of experience in garments production and sales management.

Reasons for the Transaction

Our board of directors considered various factors in approving the Purchase Agreement and the Transaction, including:

  the common business operations of business of the Company and Catch-Luck - clothing manufacturing in China;
  the common management shared by both companies;
  the business operations and financial resources possessed by Catch-Luck;
  the potential increase in manufacturing capabilities and production capacity;
  potential economies of scale in the areas of production, administration, and purchasing;
  Catch-Luck’s prospects for the future;
  the assets being acquired from Catch-Luck;
  Catch-Luck’s potential for growth or expansion;
  Catch-Luck’s profit potential; and
  an anticipated increase in stockholder value as a result of the Transaction.

In reaching our decision, our board also considered various factors that weighed against the transaction, including:

  Risks involved in integration of Catch-Luck and its business into the Company, including, among other things, possible duplication of assets, increased management and accounting responsibilities and possible additional future funding needs.
  The large number of our shares required to acquire the assets.

Given those circumstances, our board decided that our best course of action for our shareholders was to enter into, and to conclude, the proposed Purchase Agreement and Transaction.

Terms of the Sale

Purchase Price

In accordance with the terms of the Purchase Agreement and the Purchase Agreement Amendment, Perfect Dream will acquire all of EGLY HK’s interest in Catch-Luck for a maximum aggregate purchase price of USD10 million, of which an amount in Renmimbi (“RMB”) equal to USD600,000.00 will be payable in cash by Perfect Dream via bank wire transfer in immediately available funds to EGLY HK (the “Cash Consideration), and USD3.4 million will be payable shares of the Company’s Common Stock (the “Stock Consideration Amount”) within 90 days of the closing of the Transaction (the “Closing”). In addition, (i) within ninety (90) days after the end of the first full fiscal year after the Closing in which Catch-Luck generates gross revenues of at least USD19.0 million and net profit of at least USD1.5 million, the Company will issue to EGLY HK that number of shares of the Company’s Common Stock having an aggregate fair market value of USD3.0 Million (the “First Earn-Out Payment”) and (ii) within ninety (90) days after the end of the next full fiscal year after the Closing in which Catch-Luck generates gross revenues of at least USD19.0 million and net profit of at least USD1.5 million, the Company will issue to EGLY HK that number of shares of the Company’s Common Stock having an aggregate fair market value of USD3.0 Million (the “Second Earn-Out Payment”).

The Stock Consideration Amount shall be determined as of the Closing by dividing USD3.4 million by the fair market value per share of the Company’s Common Stock. Fair market value shall be the preceding 30-day average of the high bid and the low ask price for the Company’s Common Stock as quoted on the Over-the-Counter Bulletin Board as of the Closing. Based on the average of the high bid and the low ask price for the Company’s Common Stock as quoted on the Over-the-Counter Bulletin Board for the 30 days before and including August 30, 2006, the Stock Consideration Amount would be approximately 4,136,253 shares. Following payment of the Stock Consideration Amount at the Closing, the shareholders of EGLY HK will own approximately 17.2% of the Company’s issued and outstanding Common Stock, which will represent approximately 4.9% of the voting power, based on an aggregate of 19,971,758 shares of our common stock issued and outstanding and 7,883 shares of our Series A preferred stock issued and outstanding as of August 31, 2006, together with an aggregate of 4,136,253 additional shares of Company common stock issuable in the Transaction at the Closing. Each share of Series A preferred stock has the same voting, dividend and liquidation rights as 7,600 shares of common stock and will convert back into common stock at such time as the Company is able to increase the number of authorized shares of common stock to no less than 500,000,000 shares (currently 200,000,000 are authorized).

The First Earn-Out Payment and Second Earn-Out Payment shall each be determined by dividing USD3.0 million by the fair market value per share of the Company’s Common Stock. Fair market value shall be the preceding 30-day average of the high bid and the low ask price for the Company’s Common Stock as quoted on the Over-the-Counter Bulletin Board as of the Closing. Based on the average of the high bid and the low ask price for the Company’s Common Stock as quoted on the Over-the-Counter Bulletin Board for the 30 days before and including August 30, 2006, each of the First Earn-Out Payment and Second Earn-Out Payment would be approximately 3,649,635 shares and the aggregate of both earn-out payments would be approximately 7,299,270 shares.

Following payment of the Stock Consideration Amount and the First Earn-Out Payment, the shareholders of EGLY HK will own approximately 28% of the Company’s issued and outstanding Common Stock, which will represent approximately 8.9% of the voting power, based on an aggregate of 19,971,758 shares of our common stock issued and outstanding and 7,883 shares of our Series A preferred stock issued and outstanding as of August 31, 2006, together with an aggregate of 7,785,888 additional shares of Company common stock issuable in the Transaction.

Following payment of the Stock Consideration Amount, the First Earn-Out Payment and the Second Earn-Out Payment, the shareholders of EGLY HK will own approximately 36.4% of the Company’s issued and outstanding Common Stock, which will represent approximately 12.5% of the voting power, based on an aggregate of 19,971,758 shares of our common stock issued and outstanding and 7,883 shares of our Series A preferred stock issued and outstanding as of August 31, 2006, together with an aggregate of 11,435,523 additional shares of Company common stock issuable in the Transaction.

A copy of the Purchase Agreement is included as Appendix A and a copy of the Purchase Agreement Amendment is included as Appendix B. The shares of the Common Stock delivered pursuant to the Purchase Agreement and the Purchase Agreement Amendment will not be registered under the Securities Act and shall be restricted. The shares are issued in the Transaction pursuant to an exemption from registration set forth in Section 4(2) of the Securities Act and Regulation S promulgated under the Securities Act. No registration rights are granted in connection with the issuance of shares in the Transaction.

Closing Date

The Closing will occur as soon as practicable at least 20 days after the date on which this Information Statement has been mailed to the shareholders of the Company.

Representations and Warranties

The Purchase Agreement contains a number of customary representations and warranties made by the Company, Catch-Luck and EGLY HK, including representations and warranties regarding:

  Due organization, good standing and corporate power and authority;
  Capitalization;
  Ownership of the interest in Catch-Luck;
  Corporate power and authority to enter into the Purchase Agreement and lack of conflicts with corporate governance documents, contracts or laws;

Regulatory Requirements

Required approvals for the Transaction from all appropriate government agencies of the People’s Republic of China were obtained as of the end of August, 2006.

Except for the filing of this Information Statement and the mailing of a copy to all our shareholders and compliance with the securities laws of the Untied States with respect to the issuance of shares of the Company’s Common Stock as part of the consideration paid in the Transaction, there is no U.S. federal or state regulatory requirement with which we must comply and there is no required federal or state approval.

Material Tax Consequences

There will be no tax consequences to the Company or its shareholders as a result of this sale.

Appraisal Rights

Holders of the Company’s common stock are not entitled to any appraisal rights with respect to this transaction.

Investment Banking Fees

The Company is not obligated to pay any fees for investment banking services in connection with this transaction.

Board and Shareholder Approval of the Transaction

Approval by the Company

On June 1, 2006, the Board of Directors of the Company unanimously approved the Purchase Agreement and the Transaction, subject to the approval of the shareholders of the Company. On August 31, 2006, the Board of Directors of the Company unanimously reconfirmed its approval of the Purchase Agreement and the Transaction and also approved the Purchase Agreement Amendment, in each case subject to the approval of the shareholders of the Company. The Board of Directors of the Company did not receive a fairness opinion relating to the transaction and considered the financial condition and business prospects of Catch-Luck, as well as the management team of Catch-Luck and the potential synergism between the Company and Catch-Luck, in determining, in its business judgment, the amount of consideration to be paid in the Transaction.

A majority of the members of the board of directors of the Company, including Mr. Kang Yihua, a majority owner, director, CEO and President of the Company, are either shareholders, officers or directors of EGLY HK or its affiliates. Mr Kang is the 100% shareholder and a director and officer of EGLY HK. The board was fully informed of the interests of the other directors in EGLY HK or its affiliates and unanimously approved the Purchase Agreement, the Purchase Agreement Amendment and the Transaction contemplated thereby. However, the board conditioned consummation of the Transaction contemplated by the Purchase Agreement, as amended by the Purchase Agreement Amendment, on approval thereof by a majority of the disinterested shareholders of the Company in accordance with the provisions of section 607.0832 of the Florida Business Corporation Act. The Directors of the Company own approximately 3% of the outstanding Common Stock of the Company and approximately 95% of the outstanding Series A Preferred Stock of the Company, which represents an aggregate of approximately 72% of the voting power of the Company.

On June 12, 2006, the Purchase Agreement, and any amendments thereto approved by the officers of the Company, and the Transaction were approved by shareholders of the Company that do not have a financial interest in EGLY HK, Catch-Luck or their affiliates and who represent a majority of the voting power of the Company held by shareholders that do not have a financial interest in EGLY HK, Catch-Luck or their affiliates (the “Consenting Shareholders”). On August 31, 2006, the Consenting Shareholders reconfirmed their approval of the Purchase Agreement and the Transaction and approved the Purchase Agreement Amendment.

The Consenting Shareholders owned, as of June 2, 2006 and August 31, 2006, the respective record dates for such votes, 10,537,720 shares of Common Stock, which then constituted approximately 54% of the Common Stock owned by shareholders that do not have a financial interest in EGLY HK, Catch-Luck or their affiliates, and 207 shares of Series A Preferred Stock, which then constituted approximately 50% of the Series A Preferred Stock owned by shareholders that do not have a financial interest in EGLY HK, Catch-Luck or their affiliates. The aggregate combined voting power of the Consenting Shareholders was approximately 12,110,920 votes, or approximately 54% of the voting power of the Company held by shareholders that do not have a financial interest in EGLY HK, Catch-Luck or their affiliates.

As of each of the respective record dates for such votes, the Consenting Shareholders owned approximately 53% of the total outstanding shares of Common Stock and approximately 3% of the total outstanding shares of Series A Preferred Stock, representing in the aggregate approximately 15% of the voting power of the Company.

None of the Consenting Shareholders have, or had at either record date, any interest in EGLY HK, Catch-Luck or their affiliates and the Company believes that the Consenting Shareholders have approved the Purchase Agreement and the Transactions contemplated thereby in accordance with the provisions of section 607.0832 of the Florida Business Corporation Act.

In addition, Mr. Kang approved the Purchase Agreement and Transaction on June 2, 2006 and reconfirmed his approval and also approved the Purchase Agreement Amendment on August 31, 2006, subject to the filing of an Information Statement with the Securities and Exchange Commission and delivery of notice to the other shareholders of the Company. Mr. Kang owned as of each record date, an aggregate of 614,338 shares, or approximately 3%, of the outstanding Common Stock of the Company, and 6,238 shares, or approximately 79%, of the outstanding Series A Preferred Stock, which represents an aggregate of approximately 60% of the voting power of the Company.

Approval by EGLY HK

On June 26, 2006, the board of directors of EGLY HK unanimously approved the Purchase Agreement and the Transaction and on August 31, 2006, the board of directors of EGLY HK unanimously reconfirmed their approval of the Purchase Agreement and the Transaction and approved the Purchase Agreement Amendment.     Approval of the Purchase Agreement, the Purchase Agreement Amendment and the Transaction by the sole shareholder of EGLY HK, a British Virgin Island company, was not required.

FINANCIAL AND OTHER INFORMATION

Ever-Glory Audited Financial Statements

Our audited financial statements for the year ended December 31, 2005 are contained in our Annual Report on Form 10-KSB for the year ended December 31, 2005 and are included in this Information Statement as Appendix C. You are encouraged to review the financial statements, related notes and other information included elsewhere in Appendix C. Our unaudited financial statements for the six month period ended June 30, 2006 are contained in our Quarterly Report on Form 10-QSB for the period ended June 30, 2006 and are included in this Information Statement as Appendix D. You are encouraged to review the financial statements, related notes and other information included elsewhere in Appendix D. Our unaudited pro forma financial information for the six month period ended June 30, 2006 and the fiscal year ended December 31, 2005 are included in this Information Statement as Appendix E. You are encouraged to review the financial statements, related notes and other information included elsewhere in Appendix E.

Catch-Luck Audited Financial Statements

The audited financial statements for Catch-Luck for the year ended December 31, 2005 are included in this Information Statement as Appendix F. You are encouraged to review the financial statements, related notes and other information included elsewhere in Appendix F.

The unaudited financial statements for Catch-Luck for the six month period ended June 30, 2006 are included in this Information Statement as Appendix G. You are encouraged to review the financial statements, related notes and other information included elsewhere in Appendix G.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our Common Stock is quoted on the Over-the-Counter Electronic Bulletin Board under the symbol “EGLY.OB”. Presented below is the high and low bid information of our Common Stock for the periods indicated. The source of the following information is Merrill Lynch. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

	EGLY COMMON STOCK
	HIGH	LOW
FISCAL YEAR ENDING DECEMBER 31, 2006:	-	-
First Quarter	$3.00	$.90
Second Quarter	$1.87	$.90
FISCAL YEAR ENDING DECEMBER 31, 2005:
First Quarter	$.55	$.35
Second Quarter	$.82	$.27
Third Quarter	$.60	$.15
Fourth Quarter	$1.01	$.15
FISCAL YEAR ENDING DECEMBER 31, 2004:
First Quarter	$.75	$.19
Second Quarter	$.43	$.27
Third Quarter	$.47	$.15
Fourth Quarter	$.43	$.19
FISCAL YEAR ENDING DECEMBER 31, 2003:
First Quarter	$.23	$.11
Second Quarter	$.23	$.11
Third Quarter	$.27	$.11
Fourth Quarter	$.47	$.15

Our common shares are issued in registered form. Our transfer agent is Holladay Stock Transfer, Inc, 2939 N. 67th Place Scottsdale, AZ 85251, telephone: (480) 481-3940; fax number: (480) 481-3941. On August 31, 2006, the shareholders’ list of our common shares showed 20 registered shareholders and 19,971,758 common shares outstanding.

We have not declared any dividends since incorporation and do not anticipate that we will do so in the foreseeable future. Although there are no restrictions that limit the ability to pay dividends on our common shares, our intention is to retain future earnings for use in our operations and the expansion of our business.

PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS

In the past two years, there have been no material transactions contemplated or consummated between the Company and either EGLY HK or Catch-Luck.

Mr. Kang is a majority shareholder of the Company and is the sole shareholder of EGLY HK. Catch-Luck has been managed by Wang Nengshan, the general manager of Catch-Luck. Mr. Kang is not involved in the daily operations of Catch-Luck.

Three of the Company’s five directors, Kang Yihua, Yan Xiaodong and Li Ning, are the directors of Catch-Luck. The general manager of Catch-Luck, Mr. Wang Nengshan, is not an affiliate of the Company.

In order to strengthen the manufacturing ability and increase production capacity of the Company, during May of 2006 Mr. Kang, the majority shareholder of the Company and EGLY HK, suggested to the Board of Directors of the Company that the Company acquire catch-Luck. The Company and EGLY HK entered into a term Sheet and executed the Purchase Agreement on June 26, 2006. The parties engaged professionals in the PRC for assistance in obtaining the necessary approvals for the Transaction from local governments in the PRC. After further discussion of the consideration for the Transaction, the parties amended the Purchase Agreement on August 31, 2006.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company’s Common Stock and Preferred Stock as of August 31, 2006 by each person known to the Company to own more than five percent (5%) of the Company’s Common Stock and by each of the Company’s current directors and officers, and by all directors and officers of the Company as a group. The table has been prepared based on information provided to the Company by each shareholder.

Name and Address	Amount of Beneficial Ownership of Common Stock (1)	Percent of Ownership	Amount of Beneficial Ownership of Series A Preferred Stock 1)	Percent of Ownership
Directors and Executive Officers(2)
Kang Yi Hua, Chief Executive Officer, President and Director	614,338	3.1%	6,238	79.1%
Yan Xiao Dong, Director	-		499	6.3%
Wei Ru Qin , Director	-		115	1.5%
Sun Jia Jun, Chief Operating Officer and Director	-		230	2.9%
Li, Ning, Director	-		384	4.9%
Guo Yan, Chief Financial Officer	-		-	-

All Executive Officers and Directors as a group (6 persons)	614,338	3.1%	7,466	94.7%

(1)           The percentage of shares beneficially owned is based on 19,971,758 shares of common stock outstanding and 7,883.551 shares of series A preferred outstanding. Except as otherwise noted, shares are owned beneficially and of record, and such record shareholder has sole voting, investment and dispositive power of the shares. On or about October 27, 2005, each of the shareholders listed in this table, as well as other shareholders holding an aggregate of 336, 573 shares (total 7,883,551 shares) exchanged their shares of common stock for 7,883.551 shares of preferred stock, in order to increase the availability of common stock for public shareholders. In addition, on November 1, 2005, the Company effected a 7.6-for-1 forward stock split of its common stock in the form of a stock dividend, which increased the number of outstanding shares of common stock to 19,971,758 shares. As a result, each share of preferred stock has the same voting, dividend and liquidation rights as 7,600 shares of common stock and will convert back into common stock at such time as the Company is able to increase the number of authorized shares of common stock to no less than 500,000,000 shares.

(2)           The address for each of Ever-Glory’s directors and executive officers is Ever-Glory’s principal offices, Ever-Glory International Group, Inc., 17870 Castleton Street, #335 city of Industry, California.

RISK FACTORS

Our business is subject to certain risks, and we want you to review these risks while you are evaluating our business and our historical results. Please keep in mind that any of the following risks discussed below and elsewhere in this Information Statement materially and adversely affect us, our operating results, our financial condition and our projections and beliefs as to our future performance. As such, our results could differ materially from those projected in our forward-looking statements.

Risks Relating to the Industry in Which We Compete.

Our sales are influenced by general economic cycles.

Apparel is a cyclical industry that is dependent upon the overall level of consumer spending. Our customers anticipate and respond to adverse changes in economic conditions and uncertainty by reducing inventories and canceling orders. As a result, any substantial deterioration in general economic conditions, increases in energy costs or interest rates, acts of war, acts of nature or terrorist or political events that diminish consumer spending and confidence in any of the regions in which we compete, could reduce our sales and adversely affect our business and financial condition.

Intense competition in the worldwide apparel industry could reduce our sales and prices.

We face a variety of competitive challenges from other apparel manufacturers both in China and elsewhere. Some of these competitors have greater financial and marketing resources than we do and may be able to adapt to changes in consumer preferences or retail requirements more quickly, devote greater resources to the marketing and sale of their products or adopt more aggressive pricing policies than we can. As a result, we may not be able to compete successfully with them.

The success of our business depends upon our ability to offer innovative and upgraded products at attractive price points.

The worldwide apparel industry is characterized by constant product innovation due to changing consumer preferences and by the rapid replication of new products by competitors. As a result, our success depends in large part on our ability to continuously and rapidly respond to customer requirements for innovative and stylish products at a competitive pace, intensity, and price. Failure on our part to regularly and rapidly respond to customer requirements could adversely affect our ability to retain our existing customers or to acquire new customers which would limit our sales growth.

The worldwide apparel industry is subject to ongoing pricing pressure.

The apparel market is characterized by low barriers to entry for both suppliers and marketers, global sourcing through suppliers located throughout the world, trade liberalization, continuing movement of product sourcing to lower cost countries, ongoing emergence of new competitors with widely varying strategies and resources, and an increasing focus on apparel in the mass merchant channel of distribution. These factors contribute to ongoing pricing pressure throughout the supply chain. This pressure has and may continue to:

  require us to reduce wholesale prices on existing products;
  result in reduced gross margins across our product lines;
  increase pressure on us to further reduce our production costs and our operating expenses.

Any of these factors could adversely affect our business and financial condition.

Increases in the price of raw materials or their reduced availability could increase our cost of goods and decrease our profitability.

We purchase raw materials directly from local fabric and accessory suppliers. The Company may also import specialty fabrics to meet specific customer requirements. The Company also purchases finished goods from other contract manufacturers. The prices we charge for our products are dependent in part on the market price for raw materials used to produce them. The price and availability of our raw materials may fluctuate substantially, depending on a variety of factors, including demand, crop yields, weather, supply conditions, transportation costs, government regulation, economic climates and other unpredictable factors. Any raw material price increases could increase our cost of goods and decrease our profitability unless we are able to pass higher prices on to our customers.

One supplier represented approximately 26% of the Company’s raw materials purchases in the six months ended June 30, 2006, two suppliers represented approximately 12% and 10%, respectively of the Company’s raw materials purchases in the fiscal year ended December 31, 2005, and one supplier represented approximately 17% of the Company’s raw materials purchases in the fiscal year ended December 31, 2004. We do not have written agreements with any of these suppliers and do not anticipate entering into any such agreements in the near future. We do not believe that loss on any of these suppliers would have a material adverse affect on our ability to obtain finished goods or raw materials essential to its business because we believe that we can locate other suppliers in a timely manner.

Risks Relating to Our Business

We depend on a group of key customers for a significant portion of our sales. A significant adverse change in a customer relationship or in a customer’s performance or financial position could harm our business and financial condition.

In the six months ended June 30, 2006, three customers represented approximately 66.29% of the Company’s sales. Net sales to our ten largest customers totaled approximately 81% and 74% of total net sales in 2005 and 2004, respectively. Our largest customer accounted for approximately 22% and 12% of net sales in 2005 and 2004. The garment manufacturing industry has experienced substantial consolidation in recent years, which has resulted in increased customer leverage over suppliers, greater exposure for suppliers to credit risk and an increased emphasis by customers on inventory management and productivity.

A decision by a major customer, whether motivated by competitive considerations, strategic shifts, financial requirements or difficulties, economic conditions or otherwise, to decrease its purchases from us or to change its manner of doing business with us, could adversely affect our business and financial condition. In addition, while we have long-standing customer relationships, we do not have long term contracts with any of our customers.

As a result, purchases generally occur on an order-by-order basis, and the relationship, as well as particular orders, can generally be terminated by either party at any time. We do not believe that there is a material risk of loss of any of these customers during the next 12 months. We also believe that the unexpected loss of these three customers could have material adverse effect on the Company’s earnings or financial condition. While we believe that we could replace these three customers within 12 months, the loss of which will not have material adverse effects on our financial condition in a long run. None of the Company or its affiliates are officers, directors or material shareholders of any of these three customers.

We will be required to evaluate our internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act.

Failure to timely comply with the requirements of Section 404 or any adverse results from such evaluation could result in a loss of investor confidence in our financial reports and have an adverse effect on the trading price of our debt securities.

We are not currently an “accelerated filer” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended. Beginning with our Annual Report for the year ending December 31, 2007, Section 404 of the Sarbanes-Oxley Act of 2002 will require us to include an internal control report with our Annual Report on Form 10-KSB. That report must include management’s assessment of the effectiveness of our internal control over financial reporting as of the end of the fiscal year. This report must also include disclosure of any material weaknesses in internal control over financial reporting that we have identified. Additionally, our independent registered public accounting firm will be required to issue reports on management’s assessment of our internal control over financial reporting and their evaluation of the operating effectiveness of our internal control over financial reporting. Our assessment requires us to make subjective judgments and our independent registered public accounting firm may not agree with our assessment.

Achieving compliance with Section 404 within the prescribed period may require us to incur significant costs and expend significant time and management resources. We cannot assure you that we will be able to complete the work necessary for our management to issue its management report in a timely manner, or that we will be able to complete any work required for our management to be able to conclude that our internal control over financial reporting is operating effectively. If we are not able to complete the assessment under Section 404 in a timely manner, we and our independent registered public accounting firm would be unable to conclude that our internal control over financial reporting is effective as of December 31, 2007. As a result, investors could lose confidence in our reported financial information, which could have an adverse effect on the trading price of our debt securities. In addition, our independent registered public accounting firm may not agree with our management’s assessment or conclude that our internal control over financial reporting is operating effectively.

As the Company is listed on the over-the-counter bulletin board, the Company is subject to less stringent corporate governance requirements than a company listed on a national exchange. Specifically, the Company is not required to have a majority of independent directors or a separate audit committee. This provides less protection to our investors.

The Company’s board of directors currently does not have a separate audit committee or a member that qualifies as an audit committee financial expert or an independent director. The Company’s management and board of directors are considering the addition of an independent director who qualified as a financial expert but there can be no assurance the Company will be able to attract one or more qualified independent directors or that any such directors can be added to the Company’s board as it may require us to increase the number of director on the Company’s board of directors, seek the resignation of directors who are not independent, or some combination thereof. If the Company is unable to attract qualified independent directors or nominate or elect such directors, the Company’s security holders will not have the protections provided by having independent directors or audit committee members. Although we believe that all actions taken by our directors on our behalf will be in our best interests, whether or not they are deemed to be independent, we cannot assure you that this will actually be the case. If actions are taken, or expenses are incurred that are not in our best interests, it could have a material adverse effect on our business and operations and the price of our stock held by our stockholders.

We must successfully maintain and/or upgrade our information technology systems.

We rely on various information technology systems to manage our operations and we regularly evaluate these systems against our current and expected requirements. Although we have no current plans to implement modifications or upgrades to our systems, we will eventually be required to make changes to legacy systems and acquiring new systems with new functionality. Although we do anticipate any significant costs of updating such systems within the next 12 months, there are inherent costs and risks associated with the eventual replacing and changing these systems, including significant capital expenditures and the risk of delays or difficulties in transitioning to new systems or of integrating new systems into our current systems. Any information technology system disruptions, if not anticipated and appropriately mitigated, could have an adverse effect on our business and operations.

We may engage in future acquisitions and strategic investments that dilute the ownership percentage of our shareholders and require the use of cash, incur debt or assume contingent liabilities.

As part of our business strategy, we expect to continue to review opportunities to buy or invest in other businesses or technologies that we believe would enhance our manufacturing capabilities, or that may otherwise offer growth opportunities. If we buy or invest in other businesses in the future, we could: require the use of cash, incur debt or assume contingent liabilities.

As part of our business strategy, we expect to continue to review opportunities to buy or invest in other businesses or technologies that we believe would complement our current products, expand the breadth of our markets or enhance our technical capabilities, or that may otherwise offer growth opportunities. If we buy or invest in other businesses, products or technologies in the future, we could:

  incur significant unplanned expenses and personnel costs;
  issue stock that would dilute our current shareholders’ percentage ownership;
  use cash, which may result in a reduction of our liquidity;
  incur debt;
  assume liabilities; and
  spend resources on unconsummated transactions.

We may not realize the anticipated benefits of this acquisition, or of past or future acquisitions and strategic investments, and integration of acquisitions may disrupt our business and management.

In addition to the acquisition of Catch-Luck described in this Information Statement, we may in the future acquire or make strategic investments in additional companies. We may not realize the anticipated benefits of these or any other acquisitions or strategic investments, which involve numerous risks, including:

  problems integrating the purchased operations, technologies, personnel or products over geographically disparate locations;
  unanticipated costs, litigation and other contingent liabilities;
  diversion of management’s attention from our core business;
  adverse effects on existing business relationships with suppliers and customers;
  incurrence of acquisition-related costs or amortization costs for acquired intangible assets that could impact our operating results;
  inability to retain key customers, distributors, vendors and other business partners of the acquired business; and
  potential loss of our key employees or the key employees of an acquired organization.

If we are not be able to successfully integrate businesses, products, technologies or personnel that we acquire, or to realize expected benefits of our acquisitions or strategic investments, our business and financial results may be adversely affected.

International political instability and concerns about other international crises may increase our cost of doing business and disrupt our business.

International political instability may halt or hinder our ability to do business and may increase our costs. Various events, including the occurrence or threat of terrorist attacks, increased national security measures in the United States and other countries, and military action and armed conflicts, can suddenly increase international tensions. Increases in energy prices will also impact our costs and could harm our operating results. In addition, concerns about other international crises, such as the spread of severe acute respiratory syndrome (“SARS”), avian influenza, or bird flu, and West Nile viruses, may have an adverse effect on the world economy and could adversely affect our business operations or the operations of our OEM partners, contract manufacturer and suppliers. This political instability and concerns about other international crises may, for example:

  negatively affect the reliability and cost of transportation;

  negatively affect the desire and ability of our employees and customers to travel;

  adversely affect our ability to obtain adequate insurance at reasonable rates; and

  require us to take extra security precautions for our operations.

Furthermore, to the extent that air or sea transportation is delayed or disrupted, our operations may be disrupted, particularly if shipments of our products are delayed.

Business interruptions could adversely affect our business.

Our operations and the operations of our suppliers and customers are vulnerable to interruption by fire, earthquake, hurricanes, power loss, telecommunications failure and other events beyond our control. In the event of a major natural disaster, we could experience business interruptions, destruction of facilities and loss of life. In the event that a material business interruption occurs that affects us or our suppliers or customers, shipments could be delayed and our business and financial results could be harmed.

We expect to experience volatility in our stock price, which could negatively affect shareholders’ investments.

The market price for shares of the Company’s common stock may be volatile and may fluctuate based upon a number of factors, including, without limitation, business performance, news announcements or changes in general market conditions.

The market for the Company’s common stock is illiquid.

The Company’s common stock is traded on the Over-the-Counter Bulletin Board. It is thinly traded compared to larger more widely known companies in its industry. Thinly traded common stock can be more volatile than stock trading in an active public market. The Company cannot predict the extent to which an active public market for its common stock will develop or be sustained. The high and low bid price of Ever-glory’s common stock during the past 52 week period is $4.90 and $0.15 respectively.

Our stock is a penny stock. Trading of our stock may be restricted by the SEC’s penny stock regulations which may limit a stockholder’s ability to buy and sell our stock.

Our stock is a penny stock. The Securities and Exchange Commission has adopted Rule 15g-9 which generally defines “penny stock” to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and accredited investors. The penny stock rules require a broker-

dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer’s confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in and limit the marketability of our common stock.

NASD sales practice requirements may also limit a stockholder’s ability to buy and sell our stock.

In addition to the “penny stock” rules described above, the NASD has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, the NASD believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. The NASD requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

Because our assets are located overseas, stockholders may not receive distributions that they would otherwise be entitled to if we were declared bankrupt or insolvent.

Our assets are, for the most part, located in the PRC. Because the Company’s assets are located overseas, the assets of the Company may be outside of the jurisdiction of U.S. courts to administer if the Company was the subject of an insolvency or bankruptcy proceeding. As a result, if the Company was declared bankrupt or insolvent, the Company’s stockholders may not receive the distributions on liquidation that they are otherwise entitled to under U.S. bankruptcy law.

Export Quotas

Pursuant to the World Trade Organization (WTO) Agreement, effective January 1, 2005, the United States and other WTO member countries removed quotas from WTO members. In certain instances, the elimination of quotas affords the Company greater access to foreign markets; however, as the removal of quotas resulted in an import surge from China, the U.S. took action in May 2005 and imposed safeguard quotas on seven categories of goods. Exports of each specified product category will continue to be admitted into the United States in the ordinary course until the restraint level for that category is reached, after which further exports will be embargoed and will not be cleared until after January 2006. Additionally, on June 10, 2005, in response to the surge of Chinese imports into the European Union (EU), the EU Commission signed a Memorandum of Understanding (MOU) with China in which ten categories of textiles and apparel will be subject to restraints.

Although certain of the Company’s apparel products fall within the categories subject to the quotas with respect to exports to the United States and Europe, the Chinese government allocated a portion of the aggregate export quota to the Company based upon the amount of product that the Company exported in the prior year. The imposition of such quotas did not have a material affect on the Company’s net sales, although it did impact its gross margin. See “Results of Operations” above. As a result of the Company’s prior export performance, it was awarded a sufficient portion of the export quotas to enable it to increase its sales to customers in Europe and the U.S. despite the reinstitution of export quotas. In order to increase the Company’s allocation of future export quotas, however, the Company accepted more orders for lower margin products, which had an adverse affect on the Company’s gross margins. The Company believes that its customer mix and its ability to adjust the types of apparel it manufactures will mitigate its exposure to such trade restrictions in the future. However, there can be no assurance that additional trade restrictions will not be imposed on the exports of the Company’s products in the future. Such actions could result in increases in the cost of its products generally and may adversely affect the Company’s results of operations. The Company continues to monitor the developments described above.

Possible Volatility of Stock Price

The market price for shares of the Company’s common stock may be volatile and may fluctuate based upon a number of factors, including, without limitation, business performance, news announcements or changes in general market conditions.

Other factors, in addition to the those risks included in this section, that may have a significant impact on the market price of the Company’s common stock include, but are not limited to:

  receipt of substantial orders or order cancellations of products;

  quality deficiencies in services or products;

  international developments, such as technology mandates, political developments or changes in economic policies;

  changes in recommendations of securities analysts;

  shortfalls in the Company’s backlog, revenues or earnings in any given period relative to the levels expected by securities analysts or projected by the Company;

  government regulations, including stock option accounting and tax regulations;

  energy blackouts;

  acts of terrorism and war;

  widespread illness;

  proprietary rights or product or patent litigation;

  strategic transactions, such as acquisitions and divestitures;

  rumors or allegations regarding the Company’s financial disclosures or practices; or

  earthquakes or other natural disasters concentrated in Nanjing, China where a significant portion of the Company’s operations are based.

In the past, securities class action litigation has often been brought against a company following periods of volatility in the market price of its securities. Due to changes in the volatility of the Company’s common stock price, the Company may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources.

ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, information statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that we file at the Securities and Exchange Commission’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of this information by mail from the Public Reference Section of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549 at prescribed rates. Please call the Securities and Exchange Commission at 1-(800) SEC-0330 for further information on the public reference rooms. The Securities and Exchange Commission also maintains a web site at http://www.sec.gov at which reports, proxy and information statements and other information regarding the Company are available. We maintain a website at http://www.everglorygroup.com. The material located on our website is not a part of this information statement. The Securities and Exchange Commission allows us to “incorporate by reference” information into this information statement, which means that we can disclose important information to you by referring you to another document filed separately with the Securities and Exchange Commission. The information incorporated by reference into this information statement is deemed to be part of this document, except for any information superseded by information contained directly in this document or contained in another document filed in the future which itself is incorporated into this information statement. This document incorporates by reference the documents listed below that we have previously filed with the Securities and Exchange Commission:

*	The Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005;
*	The Company’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006;
*	The Company’s Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006; and
*	The Company’s Current Reports on Form 8-K and Form 8-K/A filed with the Securities and Exchange Commission on April 5, 2006, June 29, 2006 and September 1, 2006.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this information statement will be deemed to be modified or superseded for purposes of this information statement to the extent that a statement contained in this information statement or any other subsequently filed information statement modifies or supersedes that statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this information statement.

You can obtain any of the documents incorporated by reference through us or the Securities and Exchange Commission. Documents incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this information statement.

Stockholders may obtain documents incorporated by reference into this information statement by requesting them in writing or by telephone from the appropriate party at the following addresses:

17870 Castleton Street, #335
City of Industry, California 91748
Tel: (626) 839-9116

We have provided all information contained in or incorporated by reference into this information statement with respect to the Company. Catch-Luck has provided all information contained in this information statement with respect to Catch-Luck. No party assumes any responsibility for the accuracy or completeness of the information provided by any other party. You should rely only on the information contained in or incorporated by reference into this information statement. We have not authorized any person to provide you with any information that is different from what is contained in this information statement. This information statement is dated September, __ 2006. You should not assume that the information contained in this information statement is accurate as of any date other than such date, and the mailing to you of this information statement will not create any implication to the contrary. This information statement does not constitute an offer to sell or a solicitation of any offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful.

EVER-GLORY INTERNATIONAL GROUP, INC.

/S/ Kang Yihua
Dated: September 20, 2006	Kang Yihua, CEO and President

APPENDIX A

AGREEMENT FOR THE PURCHASE AND SALE OF STOCK

THIS AGREEMENT is made and entered into on this 26th day of June [2], 2006, by and among Ever-glory International, Inc., a Florida corporation, the address of which is 17870 Castleton Street #335, City of Industry, California 91748 (“Ever-Glory”) and Perfect Dream Ltd., a British Virgin Islands corporation, the address of which is Akara Building, 24 De Castro Street, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands (“Buyer”) on the one hand, and Ever-Glory Enterprises (HK) Ltd., a Hong Kong corporation, the address of which is Akara Building, 24 De Castro Street, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands (“Seller”) and Nanjing Catch-Luck Garments Co, Ltd., a Chinese limited liability company with the address of Dongshan Town, Jiangning District, Nanjing, People Republic of China (“Catch-Luck”) on the other hand.

R E C I T A L S:

A.            Seller is the owner of 100% of the stock equity of Catch-Luck (the “Equity”).

B.            Buyer desires to purchase the Equity from the Seller, and the Seller desire to sell the Equity to Buyer, so that as a result of the transaction, Buyer will hold a 100% ownership interest in Catch-Luck.

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

ARTICLE I
PURCHASE AND SALE OF SHARES

Section 1.1            Sale and Transfer of Equity. Subject to the terms and conditions set forth in this Agreement, on the Closing Date (as defined in Section 1.3), Seller will transfer and convey the Equity to Buyer, and Buyer will acquire the Equity from Seller, free and clear of all liens, encumbrances, security interests, rights of first refusal, equities, options, claims, charges and restrictions of any nature whatsoever (“Encumbrances”). On the Closing Date, the certificates representing the Equity shall be duly endorsed in blank for transfer, or accompanied by separate written instruments of assignment and shall be accompanied by such other or further supporting documents as Buyer or its counsel may reasonably require.

Section 1.2            Purchase Price. The purchase price for the Equity, payable to the Seller within ninety (90) days after the Closing, is as follows:

a.             An amount in Renmimbi (“RMB”) equal as of the Closing to USD600,000.00, payable by Buyer (or Ever-Glory) via bank wire transfer in immediately available funds to Seller (the “Cash Consideration”); and

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b.             That number of shares of the common stock (“Buyer Shares”) of Ever-glory, the parent of Buyer, having an aggregate fair market value of USD9.4 Million (the “Stock Consideration Amount”), as determined hereby. The number of shares of Buyer Shares shall be determined as of the Closing by dividing the Stock Consideration Amount by the fair market value per share of the Buyer Shares. Fair market value shall be the preceding 30-day average of the high bid and the low ask price for Buyer Shares as quoted on the Over-the-Counter Bulletin Board as of the Closing.

Section 1.3            Time and Place of Closing. Upon the terms and subject to the conditions of this Agreement, the consummation of the transactions contemplated by this Agreement and the Transaction Documents (the “Closing”) will take place at the offices of Jiangsu Wisdom Law firm on the first business day after the later of (a) the completion of the formalities for transfer, and receipt of approval by any and all appropriate government departments, including the Foreign Trade and Economic Cooperation Committee and (b) twenty (20) days after delivery to the shareholders of Ever-Glory of a Schedule 14C Information Statement regarding the approval of the transactions contemplated hereby by holders of a maj ority of the capital stock of Ever-Glory, or at such later time and such other place as Buyer and Seller mutually agree upon, orally or in writing. The date on which the Closing occurs is hereinafter referred to as the “Closing Date”. Until the Closing, or termination as hereinafter described, Jiangsu Wisdom Law firm (the “Escrow Agent”) shall hold all executed and delivered Transactional Documents in escrow. Buyer, Seller and Catch-Luck hereby authorize and direct the Jiangsu Wisdom Law Firm to go through the formalities of transferring the shares representing the Equity at the Industrial and Commercial Administrative Department in Nanjing City, China. Upon the Closing, Escrow Agent shall promptly deliver the Transactional Documents to the appropriate parties.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF SELLER
AND CATCH-LUCK

Seller and Catch-Luck, jointly and severally, represent and warrant to Buyer and Ever-Glory as follows:

Section 2.1            Organization, Standing and Power. Catch-Luck is duly organized, validly existing and in good standing under the laws of China and has all necessary corporate power to own its properties and to carry on its business as now owned and operated by it. Seller is duly organized, validly existing and in good standing under the laws of the British Virgin Islands and has all necessary corporate power to own its properties and to carry on its business as now owned and operated by it.

Section 2.2            Capitalization. The Equity constitutes all of the issued and outstanding capital stock of Catch-Luck, and the Equity is validly issued, fully paid, nonassessable, and has been so issued in full compliance with all applicable laws. There are no outstanding subscriptions, options, rights, warrants, convertible securities or other agreements or commitments providing for the issuance, disposition or acquisition of any of Catch-Luck’s capital stock (other than this Agreement).

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Section 2.3            Title to Equity. Seller is the owner, beneficially and of record, of all right, title and interest in and to the Equity. Seller has good and marketable title to the Equity, free and clear of all Encumbrances. Seller is not a party to any option, warrant, right, contract, call, put or other agreement or commitment providing for the disposition or acquisition of the Equity (other than this Agreement).

Section 2.4            Subsidiaries. Catch-Luck does not own, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity.

Section 2.5            Authority. Catch-Luck and Seller have all requisite power and authority to execute and deliver this Agreement and all other agreements and documents to be executed and delivered by them in connection with the consummation of the transactions contemplated by this Agreement (collectively, the “Seller Agreements”), and to perform the transactions contemplated hereby and thereby. The execution, delivery and performance of the Seller Agreements, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate and shareholder action on the part of Seller and Catch-Luck. The Seller Agreements have been duly executed and delivered by Catch-Luck and Seller, and each constitutes the valid and binding obligation of Catch-Luck and Seller, enforceable against Catch-Luck and Seller in accordance with the terms of such Seller Agreements.

Section 2.6            No Conflict or Breach.   Catch-Luck is not in violation of or default under any provision of its organizational documents. The execution, delivery and performance of the Seller Agreements and the consummation of the transactions hereby and thereby do not and will not (A) conflict with or constitute a violation of the charter documents of Catch-Luck or Seller; (B) conflict with or constitute a violation of any law, statute, judgment, order, decree or regulation of any legislative body, court, administrative agency, governmental authority or arbitrator applicable to or relating to Catch-Luck, Seller or the Equity; (C) conflict with, constitute a default under, result in a breach or acceleration of or require notice to or the consent of any third party under any contra ct, agreement, commitment, mortgage, note, license or other instrument or obligation to which Catch-Luck, or Seller is a party or by which Catch-Luck or Seller is bound or by which the Equity are affected; or (D) result in a creation or imposition of any Encumbrance of any nature whatsoever on the Equity or upon Catch-Luck or any of its assets, properties or businesses.

Section 2.7           Financial Statements. There have heretofore been delivered to Buyer: (A) reviewed audited financial statements, including balance sheets and statements of income of Catch-Luck as of and for the years ended December 31, 2004 and 2005 together with the unaudited financial statements, including balance sheets and statements of income of Catch-Luck as of and for the three month period ended March 31, 2006. All of the financial statements referred to above (the “Financial Statements”) (1) are in accordance with the books of account and records of Catch-Luck; (2) fairly present Catch-Luck’ financial position and the results of its operations as of the date and for the period therein specified; (3) have been prepared in accordance with US GAAP (“GAAP”), consistently applied during the period involved; and (4) do not include or omit to state any fact which renders such Financial Statements materially misleading.

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Section 2.8           Undisclosed Liabilities. Catch-Luck does not have any material debts, liabilities or obligation of any kind, whether accrued, absolute, contingent or otherwise, which are required under GAAP to be, but are not, reflected or reserved against or disclosed in Catch-Luck’s Financial Statements, except for those that may have been incurred subsequent to December 31, 2005. All debts, liabilities and obligations incurred after December 31, 2005, were incurred in the ordinary course of business and are usual and normal in amount both individually and in the aggregate.

Section 2.9            Absence of Certain Changes. Since January 1, 2006, the business of Catch-Luck has been operated only in the ordinary course and, without limiting the generality of the foregoing, Catch-Luck has not:

a.             Declared, set aside or paid any dividend or other distribution in respect of its capital stock or otherwise (including bonus distributions to Seller) or redeemed, purchased or otherwise acquired, directly or indirectly, any of its capital stock;

b.             Sustained any damage, destruction or loss, by reason of fire, explosion, earthquake, casualty, labor trouble, requisition or taking of property by any government or agency thereof, windstorm, embargo, riot, act of God or public enemy, flood, accident, revocation of license or right to do business, total or partial termination, suspension, default or modification of contracts, governmental restriction or regulation, other calamity or other similar or dissimilar event (whether or not covered by insurance), materially and adversely affecting its condition (financial or otherwise), earnings, business, assets, liabilities, properties, or operations;

c.             Had any material adverse change in its condition (financial or otherwise), earnings, business, assets, properties, liabilities or operations;

d.             Mortgaged, pledged, otherwise encumbered or subjected to lien any of its assets or properties, tangible or intangible, except for liens for current taxes which are not yet due and payable and purchase-money liens and capital lease liens arising out of the purchase or sale of products or services made in the ordinary and usual course of its business;

e.             Sold, transferred, leased, licensed or otherwise disposed of any asset or property, tangible or intangible, except in the ordinary and usual course of its business, or discontinued any product line or the manufacture, sale or other disposition of any of its products or services;

f.             Made any expenditure for the purchase, acquisition, construction or improvement of a capital asset, except in the ordinary and usual course of its business;

g.            Entered into any transaction or contract, or made any commitment to do the same, except in the ordinary and usual course of business and not involving an amount in any case in excess of $50,000.00;

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h.           Waived any material right or claim or canceled any material debts or claims or voluntarily suffered any extraordinary losses;

i.             Sold, assigned, transferred or conveyed any property rights, except in the ordinary and usual course of business;

j.             Paid to or for the benefit of any of its directors, officers, employees or Seller any compensation of any kind other than base wages, salaries and benefits in effect prior to January 1, 2006;

k.            Changed its accounting methods or practices (including, without limitation, any change in depreciation or amortization policies or rates);

l.             Revalued any of its assets;

m.           Increased the salary or other compensation payable or to become payable to any of its officers, directors or employees, or declared, paid or committed to pay a bonus or other additional salary or compensation to any such person;

n.            Made any loan to any person or entity, or guaranteed any loan;

o.            Had any other event or condition of any character that has or might reasonably have a material and adverse effect on its condition (financial or otherwise), earnings, business, assets, liabilities, properties or operations; or

p.            Agreed, committed or entered into any other understanding to do any of the things described in the preceding Subsections A through V.

Section 2.10         Taxes. Within the times and in the manner prescribed by law, Catch-Luck has filed all tax returns required to be filed and have paid or made adequate provision for payment of all taxes upon them, their properties, income or franchises, due and payable on or before the date hereof. There are no claims pending against Catch-Luck for past-due taxes, nor has Catch-Luck been notified of any claims. There are no present disputes or discussions with federal, state, local, foreign, commonwealth or other authorities with respect to any taxes of any nature payable by Catch-Luck. There are no outstanding waivers or agreements by Catch-Luck for the extension of the time for the assessment of any tax.

Section 2.11          Receivables and Accounts Payable. All receivables of Catch-Luck shown on the books of Catch-Luck on the Closing Date are carried at values determined in accordance with GAAP, consistently applied, reflect all pertinent facts known to Catch-Luck as of the date hereof, and represent valid and binding obligations of the debtors requiring no further performance by Catch-Luck and are collectible in full without any set-off whatsoever within 120 days of the Closing.

Section 2.12            Litigation and Claims.    There is: (A) no action, suit, proceeding, claim or investigation (collectively, “Actions”) pending or, to the best of Catch-Luck’s and Seller’s knowledge, threatened, in any court or before any arbitrator or before or by any federal, state or other governmental department, commission, bureau, agency or instrumentality, domestic or foreign; and (B) no other unresolved claim made against Catch-Luck or affecting them or their respective properties or businesses, or the transactions contemplated by this Agreement or any factual or legal basis for any such action, suit, proceeding, claim or investigation which would materially affect any of the same.

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Section 2.13         Accuracy and Completeness of Representations and Warranties. No representation or warranty made by Seller or Catch-Luck in this Agreement and no statement contained in any document or instrument delivered or to be delivered to Buyer pursuant hereto or in connection with the transactions contemplated hereby contains any untrue statement of a known material fact, or omits or will omit to state a known material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

Section 2.14         Illegal or Unauthorized Payments. Neither Seller nor Catch-Luck has, nor, to the best of Seller’s knowledge, have any employees, officers, directors, consultants, advisors, agents, members or representatives of Seller or Catch-Luck or other Person acting on behalf of Seller or Catch-Luck, directly or indirectly, (a) made or authorized any payment, contribution or gift of money, property, or services, in contravention of applicable law or (b) violated, or taken any action which would cause Kankakee to be in violation of, the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), or the USA Patriot Act, or any rules and regulations thereunder.

Section 2.15        Assets. Catch-Luck has good, legal and marketable title to all of its property and assets, in each case free and clear of all liens, charges, restrictions, claims or encumbrances of any nature whatsoever. With respect to the personal property and assets that Catch-Luck leases (a) Catch-Luck is in compliance with such leases, (b) the leases are enforceable in accordance with their terms, and (c) Catch-Luck holds a valid leasehold interest free and clear of any liens, charges, restrictions, claims or encumbrances of any nature whatsoever.

Section 2.16         Pending Changes. To Seller’s knowledge, there is no pending or threatened change in any applicable law, rule, regulation or order applicable to its business, operations, properties, assets, products and services which is likely to result in a material adverse change in its condition (financial or otherwise), earnings, business, assets, properties, liabilities or operations.

Section 2.17         Investment Company Act. Catch-Luck is not, nor is it directly or indirectly controlled by or acting on behalf of, any Person that is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 2.18         Registration Rights. No Person has demand or other rights to cause Catch-Luck or Buyer to file any registration statement under the Securities Act of 1933, as amended (the “Securities Act”) relating to any securities of Buyer or Catch-Luck or any right to participate in any such registration statement, including, without limitation, piggyback registration rights.

Section 2.19         Agreements. Each of the contracts or agreements material to Catch-Luck is valid and enforceable against the parties thereto in accordance with its terms and Catch-Luck, and, to the best of Seller’s knowledge, each other party thereto: (i) have performed all the obligations required to be performed by them to date (or each non-performing party has received a valid, enforceable and irrevocable written waiver with respect to its non-performance), and (ii) have received no notice of default and are not in default (or, with due notice or lapse of time or both, would be in default) under any agreement, contract, license, understanding, evidence of indebtedness, note, indenture, instrument, commitment, plan or arrangement to which Catch-Luck is a party or by which it or its property or assets may be bound. Catch-Luck has no present expectation or intention of terminating or not fully performing all its obligations under any agreement, contract, license, understanding, evidence of indebtedness, note, indenture, instrument, commitment, plan or arrangement, and Catch-Luck has no knowledge of any breach or anticipated breach by the other party to any agreement, contract, license, understanding, evidence of indebtedness, note, indenture, instrument, commitment, plan or arrangement to which Catch-Luck is a party.

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Section 2.20         Investment Representations. In connection with the acquisition by Seller of shares of Buyer Shares as provided in this Agreement:

a.             Seller has been given the opportunity to ask questions and receive answers concerning Ever-Glory and the terms and conditions of the offer and sale and to obtain any additional information possessed by Ever-Glory or which Ever-Glory could acquire without unreasonable effort or expense necessary to verify the accuracy of the information provided to Seller about Ever-Glory. Seller has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the Buyer Shares.

b.             Seller is acquiring the Buyer Shares solely for his own account for investment and not with the view to sale or distribution of the Buyer Shares acquired hereunder or any portion thereof and not with any present intention of selling, offering to sell, or otherwise disposing of or distributing the Buyer Shares acquired hereunder or any portion thereof.

c.             Seller has received all information he deems necessary and appropriate to enable them to evaluate the financial risk inherent in making an investment in the Buyer Shares.

d.             Seller is an accredited investor as such term is defined in Regulation D, Rule 501 under the Securities Act or is sophisticated in financial matters and able to evaluate the risks and benefits of an investment in Buyer.

e.             Seller acknowledges that the Buyer Shares has not been registered under the Securities Act or any applicable state securities laws in reliance, in part, on his or her representations, warranties, and agreements herein. Seller represents, warrants, and agrees that Buyer is under no obligation to register or qualify the Buyer Shares under the Securities Act or under any state securities law, or to assist him or her in complying with any exemption from registration and qualification.

f.             Seller understands that the Buyer Shares are “restricted securities” under the Securities Act in that the Buyer Shares will be acquired from Buyer in a transaction not involving a public offering, and that the Buyer Shares may not be resold without registration under the Securities Act except in certain limited circumstances and that otherwise the Buyer Shares must be held indefinitely.

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g.             Seller is aware that each certificate representing the Buyer Shares will contain the following legend noting the restrictions on resale under the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER.”

h.             Without limiting the representations set forth above, Seller will not make any disposition of all or any part of the Buyer Shares which will result in the violation by him or her or by Buyer of the Securities Act or any applicable state securities laws. Without limiting the foregoing, Seller agrees not to make any disposition of all or any part of the Buyer Shares unless and until: (1) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement and any applicable requirements of state securities laws; or (2) Seller has notified Buyer of the proposed disposition and has furnished Buyer with a detailed statement of the circumstances surrounding the proposed disposition and, if reasonably requested by Buyer, Seller has furnished Buyer with a written opinion of counsel, reasonably satisfactory to Buyer, that such disposition will not require registration of any securities under the Securities Act or the consent of or a permit from appropriate authorities under any applicable state securities law.

Section 2.21         Taxes. Seller acknowledges that the tax consequences of selling the Equity and of investing in the Buyer Shares will depend on its particular circumstances, and neither Buyer, its officers, directors, shareholders, employees, affiliates, or consultants of any of them will be responsible or liable for the tax consequences to Seller for the sale of the Equity or an investment in Buyer.

Section 2.22          Disclosure. Seller and Catch-Luck have disclosed to Buyer all facts material to the business, operations, assets, liabilities, prospects, properties, condition (financial or otherwise) and results of operations of Catch-Luck. None of this Agreement or any of the related ancillary documents and instruments (the “Transactional Documents”), or any other statements, documents or certificates prepared or supplied by Seller or Catch-Luck with respect to the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein and therein not misleading in light of the circumstances under which such statements were made.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to Seller as follows:

Section 3.1            Organization. Buyer is duly organized, validly existing and in good standing under the laws of Hong Kong and has all necessary corporate power to own its properties and to carry on its business as now owned and operated by it.

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Section 3.2            Authorization. Buyer has all requisite power and authority to execute and deliver this Agreement and all other agreements and documents to be executed and delivered by it in connection with the consummation of the transactions contemplated by this Agreement (collectively, the “Buyer Agreements”), and to perform the transactions contemplated hereby and thereby. The execution, delivery and performance of the Buyer Agreements, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of Buyer. The Buyer Agreements have been, and with respect to Buyer Agreements to be delivered at the Closing, will be duly executed and delivered by Buyer, and each constitutes, or will constitute when executed and delivered, the valid and binding obligation of Buyer, enforceable against Buyer in accordance with the terms of such Buyer Agreements, except that enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally and by principles of equity regarding the availability of remedies.

Section 3.3            No Breach or Violation. The execution, delivery and performance of the Buyer Agreements and the consummation of the transactions contemplated hereby and thereby do not and will not (A) conflict with or constitute a violation of the Charter Documents of Buyer; (B) conflict with or constitute a violation of any law, statute, judgment, order, decree or regulation of any legislative body, court, administrative agency, governmental authority or arbitrator applicable to or relating to Buyer; (C) conflict with, constitute a default under or result in a breach or acceleration of any contract, agreement, commitment, mortgage, note, license or other instrument or obligation to which Buyer is a party or by which Buyer is bound; or (D) result in a creation or imposition of any Encumbrance of any nature whatsoever on any of the Buyer Shares to be delivered to Seller in connection herewith other than those restrictions imposed under federal and state securities laws.

Section 3.4            Accuracy and Completeness of Representations and Warranties. No representation or warranty made by Buyer in this Agreement and no statement contained in any document or instrument delivered or to be delivered to Seller pursuant hereto or in connection with the transactions contemplated hereby contain any untrue statement of a known material fact, or omits to state a known material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

ARTICLE IV
PRE-CLOSING COVENANTS OF PARTIES

Section 4.1            Covenants of Catch-Luck. During the period from the date of this Agreement and continuing until the Closing, Catch-Luck agrees that:

(a) Catch-Luck shall carry on their respective businesses in the usual, regular and ordinary course in all material respects, in substantially the same manner as heretofore conducted, shall use all reasonable best efforts to keep available the services of its officers and employees as a group (subject to changes in the ordinary course) and shall use all reasonable efforts to preserve intact their present lines of business, maintain their rights and franchises and preserve their relationships with customers, suppliers, regulators, distributors, creditors, lessors and others having business dealings with them to the end that their ongoing businesses shall not be

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impaired in any material respect at the Closing; provided, however, that no action by Catch-Luck with respect to matters specifically addressed by any other provision of this Section 4.1 shall be deemed a breach of this Section 4.1(a) unless such action would constitute a breach of one or more of such other provisions.

(b) Catch-Luck shall not and shall not propose to, (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock, (ii) split, combine or reclassify any of its capital stock, or (iii) repurchase, redeem or otherwise acquire any shares of its capital stock or any securities convertible into or exercisable for any shares of its capital stock.

(c) Catch-Luck shall not issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock of any class or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any such shares, or enter into any agreement with respect to any of the foregoing.

(d) Except to the extent required by law, Catch-Luck shall not amend or propose to amend its governing documents.

(e) Catch-Luck shall not acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets (other than the acquisition of assets used in the operations of the business of Catch-Luck in the ordinary course). Catch-Luck shall not enter into, or agree to enter into, (i) any joint venture or partnership, or any discussions with respect to any joint venture or partnership, or (ii) any material marketing alliance (other than supplier relationships and site sponsorships entered into in the ordinary course of business) or any discussions with respect to such alliance unless such alliance would not extend beyond the Closing Date and Catch-Luck has given reasonable notice to Buyer prior to entering into such alliance.

(f) Catch-Luck shall not adopt a plan or agreement of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Catch-Luck or sell, lease, encumber or otherwise dispose of, or agree to sell, lease, encumber or otherwise dispose of, any of its assets, except for the disposal of obsolete or worn-out assets or properties in the ordinary course of business, consistent with past practices, or as contemplated by this Agreement.

(g) Catch-Luck shall not (i) make any loans, advances or capital contributions to, or investments in, any other Person, other than by Catch-Luck to or in Catch-Luck or (ii) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than indebtedness, loans, advances, payments, discharges or satisfactions incurred or committed to in the ordinary course of business consistent with past practice.

(h) Catch-Luck shall not change its methods of accounting in effect, except as required by changes in U.S. GAAP as concurred in by Catch-Luck’s independent auditors. Catch-Luck shall not (i) change its fiscal year or (ii) make any material Tax election, other than in the ordinary course of business consistent with past practice,

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without consultation with Buyer. Catch-Luck shall prepare and file all Tax Returns required to be filed and pay all required Taxes due in accordance with applicable law.

(i) Catch-Luck shall not enter into any commitments, contracts or agreements to do any of the foregoing.

Section 4.2            Covenants of Ever-Glory. Prior to the execution hereof, Ever-Glory shall obtain the consent of holders of a majority of the shares of its capital stock to the entry into this agreement and the consummation of the transactions contemplated hereby. As soon as practicable after the execution hereof, Ever-Glory shall file preliminary and definitive Schedule 14C Information Statements regarding the approval of the transactions contemplated hereby by holders of a majority of the capital stock of Ever-Glory and shall deliver such definitive Schedule 14C Information Statement to the shareholders of Ever-Glory of record as of June [2], 2006.

ARTICLE V
CONDITIONS PRECEDENT TO OBLIGATIONS

Section 5.1            Seller’s and Catch-Luck’s Conditions Precedent. The obligations of the Seller and Catch-Luck to consummate the transactions contemplated by this Agreement shall be subject to the following conditions, except as the Seller or Catch-Luck may waive in writing in accordance with Section 7.5 below:

a.              The representations, warranties and covenants of Buyer set forth in Article 3 hereof, shall be true and correct in all material aspects on and as of the Closing with the same force and effect as if they had been made at such time.

b.             Seller and Catch-Luck shall have performed or complied with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing Date that are qualified as to materiality and shall have performed or complied in all material respects with all other agreements and covenants required to be performed by it under this Agreement at or prior to the Closing Date that are not so qualified as to materiality.

c.             No statute, rule, ordinance or regulation shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a court or other Governmental Entity of competent jurisdiction shall be in effect, having the effect of making the acquisition illegal or otherwise prohibiting consummation of the Merger.

Section 5.2           Ever-Glory’s and Buyer’s Conditions Precedent. The obligations of Ever-Glory and Buyer to consummate the transactions contemplated by this Agreement shall be subject to the following conditions, except as Ever-Glory and Buyer may waive in writing in accordance with Section 7.5 below:

a.      The representations, warranties and covenants of Seller and Catch-Luck set forth in Article 2 hereof, shall be true and correct in all material aspects, on and as of the Closing with the same force and effect as if they had been made at such time.

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b.     Seller and Catch-Luck shall have performed or complied with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing Date that are qualified as to materiality and shall have performed or complied in all material respects with all other agreements and covenants required to be performed by it under this Agreement at or prior to the Closing Date that are not so qualified as to materiality.

c.      No statute, rule, ordinance or regulation shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a court or other governmental body of competent jurisdiction shall be in effect, having the effect of making the acquisition illegal or otherwise prohibiting consummation of the Merger. No governmental body, individual, corporation, trust, partnership, limited liability company, joint venture, unincorporated organization, government body or any agency or political subdivision thereof, or any other entity shall have issued an order, injunction, judgment, decree, ruling or assessment which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby, nor, to Seller’s knowledge, shall any such order, injunction, judgment, decree, ruling or assessment be threatened or pending.

d.     Seller and Catch-Luck shall have obtained any and all consents, waivers, approvals or authorizations, with or by any governmental body and all consents, waivers, approvals or authorizations of any other individual, corporation, trust, partnership, limited liability company, joint venture, unincorporated organization, government body or any agency or political subdivision thereof, or any other entity required for the valid execution of this Agreement and each of the other Transaction Documents and for the consummation of the transactions contemplated hereby and thereby, and the sale and transfer of the Equity at the Closing Date on the terms and conditions as provided herein shall not violate any law applicable to Catch-Luck, Seller or Buyer.

e.      No material adverse change in Catch-Luck’s condition (financial or otherwise), earnings, business, assets, properties, liabilities or operations shall have occurred between the date of this Agreement and the Closing Date.

ARTICLE VI
FURTHER AGREEMENTS OF THE PARTIES

Section 6.1           Further Assurances. From time to time, at Buyer’s request and without further consideration and at the expense of Buyer, Seller and Catch-Luck will execute and deliver to Buyer such other documents, and take such other action, as Buyer may reasonably request in order to consummate more effectively the transactions contemplated by this Agreement, and to vest in Buyer good, valid and marketable title to the Equity. From time to time, at Seller’s request and without further consideration and at the expense of Seller, Buyer will execute and deliver to Seller such other documents, and take such other action, as Seller may reasonably request in order to consummate more effectively the transactions contemplated by this Agreement.

Section 6.2            Seller’s Indemnity. Seller hereby agrees to indemnify, defend and hold harmless Ever-Glory and Buyer from and against, and in respect to, any and all Losses that Ever-Glory or Buyer may incur by reason of Seller’s or Catch-Luck’s breach of or failure by Seller or Catch-Luck to perform, any of their

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representations, warranties, commitments, covenants or agreements in this Agreement, or in any agreement or exhibit furnished or to be furnished by or on behalf of Seller or Catch-Luck under this Agreement. Seller’s liability for a breach of the representations, warranties and covenants made by a Seller or Catch-Luck in this Agreement, or in any schedule, exhibit, certificate or other document delivered in connection with this Agreement, shall not be deemed to be waived or otherwise affected by any investigation made by Buyer and shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. All such liability of Seller shall terminate on the twenty-fourth (24th) month anniversary of the Closing Date, except for liability with respect to which an indemnity claim is made by written notice to the Seller within twenty-four (24) months from the Closing Date in the case of all of Ever-Glory’s or Buyer’s indemnity claims. The parties acknowledge and agree that this Article 6 represents and establishes the exclusive remedy for all claims arising under this Agreement, except for (i) any equitable remedy, or (ii) intentional fraud.

Section 6.3            Non Solicitation.   Prior to the Closing (or any termination of this Agreement), Seller, Catch-Luck or any person or entity authorized to act on their behalf, shall not solicit inquiries or proposals with respect to, or participate in any negotiation or discussions concerning any acquisition or purchase of all or any portion of the Equity or the assets of Catch-Luck.

Section 6. 4            Termination. This Agreement may be terminated at any time prior to the Closing Date,

(a)           By mutual written consent of Seller and Buyer; or

(b)           Unilaterally by Seller or Buyer if the other fails to perform any covenant in any material respect in this Agreement, and does not cure the failure in all material respects within 30 business days after the terminating party delivers written notice of the alleged failure or if any condition to the obligations of that party is not satisfied (other than by reason of a breach by that party of its obligations hereunder), and it reasonably appears that the condition cannot be satisfied within ninety (90 days of the date of this Agreement; or

(c)           Unilaterally by Seller or Buyer at any time ninety (90) days after the date of this Agreement, if the formalities for transfer, and receipt of approval by any and all appropriate government departments, including the Foreign Trade and Economic Cooperation Committee have not been obtained.

(d)           In the event of termination of this Agreement by either Seller or Buyer, as provided in this Section 6.4, this Agreement shall forthwith become void and there shall be no further obligation on the part of any party or their respective officers or directors. Nothing in this Section 6.4 shall relieve any party from liability for any breach of this Agreement.

Section 6.5            Confidentiality. Each party (and their respective representatives) agrees to maintain all discussions, including the fact of this Agreement, in the strictest confidence. Any public announcements will be mutually agreed upon in advance.

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ARTICLE VII
MISCELLANEOUS PROVISIONS

Section 7.1           Finder’s or Broker’s Fees. Buyer represents and warrants that it has dealt with no other broker or finder in connection with any of the transactions contemplated by this Agreement, and, insofar as it knows, no broker or other person is entitled to any commission or finder’s fee in connection with any of these transactions. Seller and Catch-Luck represent and warrant that they have dealt with no broker or finder in connection with any of the transactions contemplated by this Agreement, and, insofar as they know, no broker or other person is entitled to any commission or finder’s fee in connection with any of these transactions. Seller and Catch-Luck each agree to indemnify and hold harmless Buyer against any loss, liability, damage, cost, claim or expense incurred by reason of any brokerage, commission or finder’s fee alleged to be payable by reason of any of their acts, omissions or statements.

Section 7.2           Expenses. Ever-Glory, Buyer, Seller and Catch-Luck shall, individually, pay their respective costs and expenses incurred or to be incurred by any of them in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated hereby.

Section 7.3           Effect of Headings. The subject headings of the Articles and Sections of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of the provisions hereof.

Section 7.4           Entire Agreement; Modification. This Agreement, together with all of the schedules and exhibits furnished hereunder, constitute the sole and entire agreement among the parties pertaining to the subject matter contained herein, and supersedes all prior and contemporaneous agreements, representations and understandings of the parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all the parties.

Section 7.5            Waiver. Any party hereto may waive, in writing, compliance by the other party of any of the covenants or conditions contained in this Agreement, except those conditions imposed by law. No act, failure to act, practice or custom shall constitute an implied waiver of full compliance with any of the provisions hereof. The granting of a written waiver pursuant to this Section 7.5 shall apply, unless expressly set forth therein to the contrary, only to the specific incident of noncompliance with the specific provisions of this Agreement set forth therein.

Section 7.6            Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A party may execute this Agreement and transmit its signature by facsimile, which shall be fully binding, and the party taking such actions shall deliver a manually signed original as soon as is practicable. In the event of execution and signing of transaction Documents by facsimile, the parties shall provide originals to the Escrow Agent as soon as practicable thereafter.

Section 7.7            Parties in Interest. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to this

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Agreement and their respective successors and assigns, or is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement. None of the provisions hereof shall be deemed to give any third persons any right of subrogation or action over or against any party to this Agreement.

Section 7.8            Binding Effect. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

Section 7.9            Recovery of Litigation Costs. Except as otherwise provided elsewhere in this Agreement, if any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement or by reason of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys’ fees, other professionals’ fees, and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

Section 7.10          Successors and Assigns. No parties’ rights or obligations under this Agreement may be assigned, except that Buyer may assign its rights and obligations hereunder to an affiliate provided that such affiliate shall execute and deliver such documentation necessary to be bound by the terms of this Agreement. Any assignment in violation of the foregoing shall be null and void.

Section 7.11          Notices. Any notices, consent, approval or other communications given pursuant to the provisions of this Agreement shall be in writing and shall be (A) mailed by certified mail or registered mail, return receipt requested, postage prepaid, or (B) delivered by a nationally recognized overnight courier which delivers only upon signed receipt of the addressee, and addressed to the parties as provided in the introductory paragraph hereto. The time of giving of any notice shall be the time of receipt thereof by the addressee or any agent of the addressee, except that in the event the addressee or such agent of the addressee shall refuse to receive any notice given by registered mail or certified mail as above provided or there shall be no person available at th e time of the delivery thereof to receive such notice, the time of the giving of such notice shall be the time of such refusal or the time of such delivery, as the case may be. Any party hereto may, by giving five (5) days written notice to the other party hereto, designate any other address in substitution of the foregoing address to which notice shall be given.

Section 7.12            Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, USA, without giving effect to any choice of law or conflict provision or rule, whether of the State of California (or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of California to be applied. In furtherance of the foregoing, the internal law of the State of California will control the interpretation and construction of this Agreement, even if under such jurisdiction’s choice of law or conflict of law or analysis, the substantive law of some other jurisdiction would ordinarily apply. Should a dispute arise between the parties as a result of this Agreeme nt, any action initiated shall be submitted to binding arbitration in San Francisco County, California.

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IN WITNESS WHEREOF, each of the parties hereto have signed this Agreement for the Purchase and Sale of Stock or has caused the same to be signed by its duly authorized officer as of the date first above written.

BUYER:
EVER-GLORY INTERNATIONAL, INC.
By: _____________________________ Kang Yihua, Chief Executive Officer
BUYER:
PERFECT DREAM LTD
By: _____________________________ Kang Yihua, Chief Executive Officer
SELLER:
EVER-GLORY ENTERPRISES (HK) LTD
By: _____________________________ Kang Yihua, Chief Executive Officer
CATCHLUCK:
NANJING CATCH-LUCK GARMENTS CO, LTD
By: _____________________________ Kang Yihua, Chief Executive Officer

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APPENDIX B

AMENDMENT NO. 1 TO
AGREEMENT FOR THE PURCHASE AND SALE OF STOCK

THIS AMENDMENT NO. 1 TO AGREEMENT FOR THE PURCHASE AND SALE OF STOCK (this “Amendment”) is made and entered into this 31st day of August, 2006 by and among by and among Ever-glory International, Inc., a Florida corporation, the address of which is 17870 Castleton Street #335, City of Industry, California 91748 (“Ever-Glory”) and Perfect Dream Ltd, a British Virgin Islands corporation, the address of which is Akara Building, 24 De Castro Street, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands (“Buyer”) on the one hand, and Ever-Glory Enterprises (HK) Ltd, a Hong Kong corporation, the address of which is Akara Building, 24 De Castro Street, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands (“Seller”) and Nanjing Catch-Luck Garments Co, Ltd, a Chinese limited liability company with the address of Dongshan Town, Jiangning District, Nanjing, People Republic of China (“Catch-Luck”) on the other hand.

Capitalized terms used herein but not defined herein shall have the meaning set forth for such terms in the Technology Assignment Agreement.

RECITALS:

WHEREAS, Ever-Glory, Buyer, Seller and Catch-Luck entered into an Agreement for the Purchase and Sale of Stock, dated June 26, 2005 (the “ Stock Purchase Agreement “);

WHEREAS, Ever-Glory, Buyer, Seller and Catch-Luck desire to amend the Stock Purchase Agreement;

NOW, THEREFORE, in consideration of the foregoing and the respective representations, covenants and agreements set forth below, the parties agree as follows:

1.             Section 1.2. Section 1.2 of the Stock Purchase Agreement shall be restated in its entirety as follows:

“Section 1.2            Purchase Price. The purchase price for the Equity is as follows:

a.	An amount in Renmimbi (“RMB”) equal as of the Closing to USD600,000.00, payable by Buyer (or Ever-Glory) via bank wire transfer in immediately available funds to Seller within ninety (90) days after the Closing (the “Cash Consideration”);
b.	That number of shares of the common stock of Ever-Glory, the parent of Buyer (“Buyer Shares”), having an aggregate fair market value of USD3.4 Million (the “Stock Consideration Amount”), as determined hereby, to be delivered within ninety (90) days after the Closing;
c.	After the Closing, Seller shall be entitled to receive that number of Buyer Shares having an aggregate fair market value of up to USD6.0 Million, and Ever-Glory shall issue such shares, as determined hereby:
	a.	Within ninety (90) days after the end of the first full fiscal year after the Closing in which Catch-Luck generates gross revenues of at least USD19.0 million and net profit of at least USD1.5million, Ever-Glory shall issue to Seller that number of Buyer Shares having an aggregate fair market value of USD3.0 Million (the “First Earn-Out Payment”), as determined hereby;

1

	b.	Within ninety (90) days after the end of the next full fiscal year after the Closing in which Catch-Luck generates gross revenues of at least USD19.0 million and net profit of at least USD1.5million, Ever-Glory shall issue to Seller that number of Buyer Shares having an aggregate fair market value of USD3.0 Million (the “Second Earn-Out Payment”), as determined hereby; and
d.	The number of shares of the Company’s common stock to be delivered to Seller as consideration for the Transaction pursuant to Sections 1.2(b) and (c) above shall be determined as of the Closing by dividing the Stock Consideration Amount, First Earn-Out Payment or Second Earn-Out Payment, as the case may be, by the fair market value per share of the Buyer Shares. Fair market value shall be the preceding 30-day average of the high bid and the low ask price for Buyer Shares as quoted on the Over-the-Counter Bulletin Board as of the Closing.”

2.             No Other Changes. All other terms of the Stock Purchase Agreement shall remain the same. Capitalized terms used herein but not defined herein shall have the meaning set forth for such terms in the Stock Purchase Agreement

3.            Complete Agreement. This Amendment together with the Stock Purchase Agreement contains a complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof.

2

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the day and year first above written.

BUYER:

EVER-GLORY INTERNATIONAL, INC.

By: _____________________________
        Kang Yihua,
        Chief Executive Officer

BUYER:

PERFECT DREAM LTD

By: _____________________________
        Kang Yihua,
        Chief Executive Officer

SELLER:

EVER-GLORY ENTERPRISES
(HK) LTD

By: _____________________________
        Kang Yihua,
        Chief Executive Officer

CATCHLUCK:

NANJING CATCH-LUCK GARMENTS CO, LTD

By: _____________________________
        Wang Nengshan
        General Manager

3

APPENDIX C

EVER-GLORY INTERNATIONAL GROUP, INC.
AUDITED FINANCIAL STATEMENTS FOR THE
YEARS ENDED DECEMBER 31, 2004 AND 2005

1

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES

CONTENTS
Pages

Report of Independent Registered Public Accounting Firm	F-1

Consolidated Balance Sheets as of December 31, 2005 and 2004	F-2

Consolidated Statements of Operations and Comprehensive Income for the years ended December 31, 2005 and 2004	F-3

Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2005 and 2004	F-4

Consolidated Statements of Cash Flows for the years ended December 31, 2005 and 2004 (restated)	F-5

Notes to the Consolidated Financial Statements as of December 31, 2005 and 2004	F-6 - 16

   Jimmy C.H. Cheung & Co
      Certified Public Accountants
     (A member of Kreston International)

Registered with the Public Company Accounting Oversight Board

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:
Ever-Glory International Group, Inc. and subsidiaries

We have audited the accompanying consolidated balance sheets of Ever-Glory International Group, Inc. and subsidiaries as of December 31, 2005 and 2004 and the related consolidated statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2005 and 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits of the financial statements provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ever-Glory International Group, Inc. and subsidiaries as of December 31, 2005 and 2004 and the results of its operations and its cash flows for the years ended December 31, 2005 and 2004 (restated), in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 14, the Company restated its statements of cash flows in financial statements for the year ended December 31, 2004.

JIMMY C.H. CHEUNG & CO
Certified Public Accountants

Hong Kong

Date: January 20, 2006

1607 Dominion Centre, 43 Queen’s Road East, Wanchai, Hong Kong Tel: (852) 25295500 Fax: (852) 28651067 Email: jchc@krestoninternational.com.hk Website: http://www.jimmycheungco.com

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2005 AND 2004

ASSETS
	2005	2004

CURRENT ASSETS
Cash and cash equivalents	$1,467,245	$160,612
Accounts receivable, net of allowances	236,289	180,613
Accounts receivable - related companies	-	130,784
Due from a related company	-	2,535,500
Inventories, net	396,207	794,412
Income tax recoverable	59,021	-
Other receivables and prepaid expenses	20,955	143,415
Total Current Assets	2,179,717	3,945,336

PROPERTY AND EQUIPMENT, NET	5,855,562	3,500,629
TOTAL ASSETS	$8,035,279	$7,445,965

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$84,300	$322,325
Due to related companies	486,475	1,580,869
Other payables and accrued liabilities	1,054,942	733,601
Value added tax	49,276	66,517
Income tax payable and other tax payable	-	84,820
Note payable	611,247	-
Total Current Liabilities	2,286,240	2,788,132

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS' EQUITY
Preferred stock ($.0001 par value, authorized 5,000,000 shares,
Nil shares issued and outstanding)	-	-
Series A Convertible Preferred Stock ($.0001 par value,
authorized 10,000 shares, 7,883 shares issued and
outstanding as of December 31, 2005; Nil shares issued
and outstanding as of December 31, 2004)	1	-
Common stock ($.0001 par value, authorized 100,000,000 shares, issued and outstanding 19,971,758 shares as of
December 31, 2005; issued and outstanding 58,317,270 shares
as of December 31, 2004	1,997	5,832
Additional paid-in capital	1,263,749	1,217,870
Retained earnings
Unappropriated	2,437,823	1,599,034
Appropriated	2,012,041	1,807,290
Accumulated other comprehensive income	33,428	27,807
Total Stockholders' Equity	5,749,039	4,657,833

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$8,035,279	$7,445,965

The accompanying notes are an integral part of these financial statements

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

		2005	2004
NET SALES
To related parties		$713,580	$367,726
To third parties		10,100,381	7,599,875
Total net sales		10,813,961	7,967,601
COST OF SALES		(8,712,565)	(6,092,868)
GROSS PROFIT		2,101,396	1,874,733
OPERATING EXPENSES
Stock issued for services		42,045	-
Selling expenses		85,108	31,826
General and administrative expenses		811,552	418,060
Loss on disposal of fixed assets		2,065	13,084
Depreciation and amortization		28,893	24,656
Total Operating Expenses		969,663	487,626
INCOME FROM OPERATIONS		1,131,733	1,387,107
OTHER INCOME (EXPENSES)
Interest income		131,610	-
Interest expenses		(74,284)	(2,454)
Other income from a related company		18,337	-
Other income		64	-
Other expenses		(2,240)	(6,214)
Total Other Income (Expenses)		73,487	(8,668)
INCOME BEFORE INCOME TAX EXPENSE		1,205,220	1,378,439
INCOME TAX EXPENSE		(161,680)	(145,584)
NET INCOME		1,043,540	1,232,855
OTHER COMPREHENSIVE INCOME
Foreign currency translation gain		5,621	-
COMPREHENSIVE INCOME		$1,049,161	$1,232,855
Net income per share - basic	$	$ 0.02	$0.02
Net income per share - diluted	$	$ 0.01	$0.02
Weighted average number of shares outstanding during
the year - basic		55,224,701	58,317,270
Weighted average number of shares outstanding during
the year - diluted		115,139,689	58,317,270

The accompanying notes are an integral part of these financial statements

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	Preferred Stock		Series A Convertible Preferred Stock		Common Stock		Additional paid-in	Unappropriated retained	Appropriated retained	Accumulated other comprehensive
	Shares	Amount	Shares	Amount	Shares	Amount	capital	earnings	earnings	income	Total

Balance at December 31, 2003	-	$-	-	$-	58,317,270	$5,832	$2,506,274	$579,335	$1,594,134	$27,807	$4,713,382

Contribution by stockholders	-	-	-	-	-	-	50,000	-	-	-	50,000

Distribution to stockholders	-	-	-	-	-	-	(1,338,404)	-	-	-	(1,338,404)

Net income for the year	-	-	-	-	-	-	-	1,232,855	-	-	1,232,855

Transfer to statutory and staff welfare reserves	-	-	-	-	-	-	-	(213,156)	213,156	-	-

Balance at December 31, 2004	-	-	-	-	58,317,270	5,832	1,217,870	1,599,034	1,807,290	27,807	4,657,833

Stock issued in reverse merger	-	-	-	-	19,971,758	1,997	(1,997)	-	-	-	-

Stock issued for services	-	-	-	-	1,597,718	160	41,885	-	-	-	42,045

Stock Exchanged for series A Convertible Preferred Stock	-	-	7,883	1	(59,914,988)	(5,992)	5,991	-	-	-	-

Net income for the year	-	-		-	-	-	-	1,043,540	-	-	1,043,540

Other comprehensive income	-	-		-	-	-	-	-	-	5,621	5,621

Transfer to statutory and staff welfare reserves	-	-		-	-	-	-	(204,751)	204,751	-	-

Balance at December 31, 2005	-	$-	7,883	$1	19,971,758	$1,997	$1,263,749	$2,437,823	$2,012,041	$33,428	$5,749,039

The accompanying notes are an integral part of these consolidated financial statements

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
     CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
(RESTATED)

	2005	2004
		(Restated)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,043,540	$1,232,855
Adjusted to reconcile net income to cash provided
by operating activities:
Stock issued for services	42,045	-
Depreciation and amortization - cost of sales	134,013	139,281
Depreciation and amortization	28,893	21,028
Loss on disposal of fixed assets	2,065	13,084
Changes in operating assets and liabilities
(Increase) decrease in:
Accounts receivable	(55,676)	(86,461)
Accounts receivable - related companies	130,784	(65,174)
Due from a related company	2,535,500	1,814,500
Other receivables and prepaid expenses	122,460	(135,259)
Inventories	398,205	(656,398)
Increase (decrease) in:
Accounts payable	(238,025)	57,376
Due to related companies	(1,094,394)	1,546,769
Other payables and accrued liabilities	321,341	(124,538)
Value add tax payables	(17,241)	52,125
Income tax and other tax payables	(143,841)	(18,633)
Net cash provided by operating activities	3,209,669	3,790,555

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(2,519,904)	(2,363,764)
Net cash used in investing activities	(2,519,904)	(2,363,764)

CASH FLOWS FROM FINANCING ACTIVITIES
Contribution by stockholders	-	50,000
Distribution to stockholders	-	(1,338,404)
Proceeds from notes payable	611,247	-
Net cash provided by / (used in) financing activities	611,247	(1,288,404)

NET INCREASE IN CASH AND CASH EQUIVALENTS	1,301,012	138,387

EFFECT OF EXCHANGE RATE ON CASH	5,621	-

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	160,612	22,225

CASH AND CASH EQUIVALENTS AT END OF YEAR	$1,467,245	$160,612

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for:
Interest expenses	$12,594	$2,454

Cash paid during the year for:
Income taxes	$306,434	$143,494

The accompanying notes are an integral part of these financial statements

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

	(A)	Organization

Ever-Glory International Group, Inc. (“EGLY”) (previously Andean Development Corporation) was incorporated in Florida on October 19, 1994.

Perfect Dream Limited (“Perfect Dream”) was incorporated in the British Virgin Islands on July 1, 2004. Goldenway Nanjing Garments Company Limited (“Goldenway”), a People’s Republic of China (“PRC”) limited liability company was incorporated on December 31, 1993. Goldenway is principally engaged in the manufacturing and sale of garments.

During 2004, Perfect Dream acquired 100% of Goldenway for cash in the amount of $1,338,404. The transaction was accounted for as a reorganization of entities under common control as the companies were beneficially owned by principally identical stockholders and shared common management.

On July 29, 2005, EGLY entered into an Agreement and Plan of Reorganization with the stockholders of Perfect Dream whereby the stockholders of Perfect Dream exchanged 100% of their shares of Perfect Dream for 7,673,325 shares of restricted common stock of EGLY.

On completion of the reorganization, the merger of EGLY and Perfect Dream was treated for accounting purposes as a capital transaction and recapitalization by Perfect Dream (“the accounting acquirer”) and reorganization by EGLY (“the accounting acquiree”). The financial statements have been prepared as if the reorganization had occurred retroactively.

Accordingly, the financial statements include the following:

(1) The balance sheet consists of the net assets of the acquirer at historical cost and the net assets of the acquiree at historical cost.

(2) The statement of operations includes the operations of the acquirer for the periods presented and the operations of the acquiree from the date of the merger.

EGLY, Perfect Dream and Goldenway are hereinafter referred to as (“the Company”).

On November 17, 2005, the Company filed an Amendment to its Articles of Incorporation to change its name to Ever-Glory International Group, Inc.

	(B)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

	(C)	Principles of consolidation

The accompanying 2005 and 2004 consolidated financial statements include the accounts of EGLY and its 100% owned subsidiaries Perfect Dream and Goldenway.

All significant inter-company transactions and balances have been eliminated in consolidation.

	(D)	Cash and cash equivalents

For purpose of the statements of cash flows, cash and cash equivalents include cash on hand and demand deposits with a bank with maturities of less than three months.

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

	(E)	Accounts receivable

The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. An allowance for doubtful accounts is established and recorded based on managements’ assessment of the credit history with the customer and current relationships with them.

As of December 31, 2005 and 2004, the Company considers all its accounts receivable to be collectable and no provision for doubtful accounts has been made in the financial statements.

	(F)	Inventories

Inventories are stated at lower of cost or market value, cost being determined on a first-in, first-out method. The Company provided inventory allowances based on excess and obsolete inventories determined principally by customer demand.

	(G)	Property and equipment

Property and equipment are stated at cost, less accumulated depreciation. Expenditures for additions, major renewals and betterments are capitalized and expenditures for maintenance and repairs are charged to expense as incurred.

Depreciation is provided on a straight-line basis, less an estimated residual value over the assets’ estimated useful lives. The estimated useful lives are as follows:

Factory buildings	15 Years
Leasehold improvements	10 Years
Plant and machinery	10 Years
Furniture and fixtures	5 Years
Office equipment	5 Years
Motor vehicles	5 Years

(H)	Fair value of financial instruments
Statement of Financial Accounting Standards No. 107, "Disclosure About Fair Value of Financial Instruments," requires certain disclosures regarding the fair value of financial instruments. Trade accounts receivable, accounts payable, and accrued liabilities are reflected in the financial statements at fair value because of the short-term maturity of the instruments. As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision. Changes in assumptions can significantly affect estimated fair values.

The carrying value of cash and cash equivalents, accounts receivable (trade and others), accounts payable (trade and related party) and accrued liabilities approximate their fair value because of the short-term nature of these instruments. The Company places its cash and cash equivalents with what it believes to be high credit quality financial institutions. The Company has a diversified customer base, most of which are in Europe, Japan, the United States and the PRC. The Company controls credit risk related to accounts receivable through credit approvals, credit limit and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

The Company’s major operation is in the PRC, which may give rise to significant foreign currency risks from fluctuations and the degree of volatility of foreign exchange rates between the United States dollars (“US$”) and the Chinese Renminbi (“RMB”). On July 21, 2005, the PRC let the RMB fluctuate thereby ending its decade-old valuation peg to the US$. The new RMB rate reflects an approximately 2% increase in value against the US$. Historically, the PRC government has benchmarked the RMB exchange ratio against the US$, thereby mitigating the associated foreign currency exchange rate fluctuation risk. The Company does not believe that its foreign currency exchange rate fluctuation risk is significant, especially if the PRC government continues to benchmark the RMB against the US$.

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

	(I)	Revenue and cost recognition

The Company recognizes revenue upon delivery for local sales and upon shipment of the products for export sales, at which time title passes to the customer provided that: there are no uncertainties regarding customer acceptance; persuasive evidence of an arrangement exists; the sales price is fixed and determinable; and collectibility is deemed probable.

Local transportation and unloading charges are included in selling expenses.

Cost of goods sold includes the appropriate materials purchasing, receiving and inspection costs, inbound freight where applicable, direct labor cost and manufacturing overheads consistent with the revenue earned.

	(J)	Income taxes

The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (“Statement 109”). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date.

PRC income tax is computed according to the relevant laws and regulations in the PRC. The Company is entitled to full exemption from income tax for two years beginning from the first year the Company becomes profitable and a 50% income tax reduction for the subsequent three years. For the year ended December 31, 2004, the Company was entitled to a 50% reduction in its income tax rate. The Company became subject to the full income tax rate of 24% for the year ended December 31, 2005. However, in 2005 the Company is also entitled to a reduction in its tax rate of 50% for achieving export sales in excess of 70% of its total sales.

	(K)	Foreign currency transactions

EGLY, Perfect Dream and Goldenway maintain their accounting records in their functional currencies of US$, US$ and RMB respectively.

Foreign currency transactions during the year are translated to the functional currency at the approximate rates of exchange on the dates of transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the approximate rates of exchange at that date. No-monetary assets and liabilities are translated at the rates of exchange prevailing at the time the asset or liability was acquired. Exchange gains or losses are recorded in the statement of operations.

	(L)	Foreign currency translation

The financial statements of Goldenway (whose functional currency is the RMB) are translated into US$ using the closing rate method. The balance sheet items are translated into US$ using the exchange rates at the respective balance sheet dates. The capital and various reserves are translated at historical exchange rates prevailing at the time of the transactions while income and expenses items are translated at the average exchange rate for the year. All exchange differences are recorded within equity. Translation gain for the years ended December 31, 2005 and 2004 were $5,621 and $Nil respectively.

	(M)	Comprehensive income (loss)

The foreign currency translation gain or loss resulting from translation of the financial statements expressed in RMB to United States Dollars is reported as other comprehensive income (loss) in the statements of operations and stockholders’ equity. Comprehensive income for the years ended December 31, 2005 and 2004 were $5,621 and $Nil respectively.

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

	(N)	Income per share

Basic income per share is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted income per share is computed similar to basic income per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

	(O)	Segments

The Company adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information (“SFAS 131”). SFAS establishes standards for operating information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decisions how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company’s principal operating segments. The Company operates in a single segment.

	(P)	Recent accounting pronouncements

In January 2003, the Financial Accounting Standards Board ("FASB") issued Interpretation ("FIN") No. 46, "Consolidation of Variable Interest Entities (VIE)," (revised December 2003 by FIN No. 46R), which addresses how a business enterprise should evaluate whether it has a controlling financial interest in an entity through means other than voting rights and accordingly should consolidate the entity. For variable interests in VIEs created before January 1, 2004, the Interpretation will be applied beginning on January 1, 2005. For any VIEs that must be consolidated under FIN No. 46R that were created before January 1, 2004, the assets, liabilities and non-controlling interests of the VIE initially would be measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying amounts is not practicable, fair value at the date FIN No. 46R first applies may be used to measure the assets, liabilities and non-controlling interest of the VIE. The adoption of FIN No. 46R did not have a material impact on the Company’s financial position, results of operations or cash flows as the Company does not have any VIEs.

In December 2004, the FASB issued SFAS No. 123R “Share-Based Payment” (“SFAS 123R”), a revision to SFAS No. 123 “Accounting for Stock-Based Compensation” (“SFAS 123”), and superseding APB Opinion No. 25 “Accounting for Stock Issued to Employees” and its related implementation guidance. SFAS 123R establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services, including obtaining employee services in share- based payment transactions. SFAS 123R applies to all awards granted after the required effective date and to awards modified, repurchased, or cancelled after that date. Adoption of the provisions of SFAS 123R is effective as of the beginning of the first interim or annual reporting period that begins after June 15, 2005. The Company does not expect the adoption of this statement will have any material impact on its results of operations or financial position.

In November 2004, the FASB issued SFAS No. 151, "Inventory Costs -- an amendment of ARB No. 43, Chapter 4"(“SFAS 151”) This statement clarifies the criteria of "abnormal amounts" of freight, handling costs, and spoilage that are required to be expensed as current period charges rather than deferred in inventory. In addition, this statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. SFAS 151 is effective for the Company July 1, 2005. The Company does not expect the adoption of this statement will have any material impact on its results of operations or financial position.

In December 2004, the FASB issued SFAS No. 152, Accounting for Real Estate Time-Sharing Transactions an amendment of FASB Statements No. 66 and 67. This Statement amends FASB Statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions. This Statement also

(P) Recent accounting pronouncements (continued)

amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. The Company does not expect the adoption of this statement will have any material impact on its results of operations or financial position.

In December 2004, the FASB issued SFAS no. 153, Exchanges of Nonmonetary Assets an amendment of APB Opinion No. 29. This Statement addresses the measurement of exchanges of nonmonetary assets. It eliminates the exception from fair value measurement for nonmonetary exchanges of similar productive assets in paragraph 21(b) of APB Opinion No. 29, Accounting for Nonmonetary Transactions, and replaces it with an exception for exchanges that do not have commercial substance. This Statement specifies that a nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The Company does not expect the adoption of this statement will have any material impact on its results of operations or financial position.

SFAS No. 154 (“SFAS 154”), Accounting Changes and Error Corrections, was issued in May 2005 and replaces APB Opinion No. 20 and SFAS No. 3 (“SFAS 3”). SFAS No. 154 requires retrospective application for voluntary changes in accounting principle in most instances and is required to be applied to all accounting changes made in fiscal years beginning after December 15, 2005. The Company’s expected January 1, 2006 adoption of SFAS No. 154 is not expected to have any material impact on its results or financial position.

2.	ACCOUNTS RECEIVABLE

Accounts receivable at December 31, 2005 and 2004 consisted of the following:

	2005	2004
Accounts receivable	$236,289	180,613
Less: allowance for doubtful accounts	-	-
Accounts receivable, net of allowance	$236,289	$180,613

As of December 31, 2005 and 2004, the Company considered all accounts receivable collectable and has not recorded a provision for doubtful accounts.

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

3.	INVENTORIES

Inventories at December 31, 2005 and 2004 consisted of the following:
	2005	2004
Raw materials	$90,828	$115,495
Work-in-progress	305,379	359,719
Finished goods	-	319,198
	396,207	794,412
Less: provision of obsolescence	-	-
Inventories, net	$396,207	$794,412

For the years ended December 31, 2005 and 2004, no provision for obsolete inventories was recorded by the Company.

4.	PROPERTY AND EQUIPMENT

The following is a summary of property and equipment at December 31:
	2005	2004
Factory buildings	$637,689	$637,689
Plant and machinery	1,356,135	1,187,606
Office equipment	82,618	98,769
Motor vehicles	115,269	41,311
Furniture and fixtures	213	4,615
Leasehold improvements	104,164	101,238
Construction in progress	4,496,925	2,222,535
	6,793,013	4,293,763
Less: accumulated depreciation	937,451	793,134
Property and equipment, net	$5,855,562	$3,500,629

Construction in progress represents a deposit paid for factory land and buildings and subsequent construction costs capitalized on new factory buildings under construction. Construction in progress is stated at cost less any impairment losses, and is not depreciated. Construction in progress is reclassified to the appropriate category of long-term assets when completed and ready for use. Management is of the opinion that no impairment loss is considered necessary at the year-end. As of December 31, 2005, the vendor has allowed the Company to take possession of the property prior to the completion of purchase formalities.

Depreciation expenses for the years ended December 31, 2005 and 2004 were $162,906 and $160,309, respectively. During 2005 and 2004 the Company recognized a loss on disposal of property and equipment of $2,065 and $13,084 respectively.

5.	OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities at December 31, 2005 and 2004 consist of the following:
	2005	2004
Other payables	$87,110	$110,411
Accrued interest expenses	61,690	-
Accrued professional fees	151,699	-
Accrued wages	156,723	-
Welfare payable	597,720	623,190
	$1,054,942	$733,601

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

6.	NOTE PAYABLE

Balance at December 31, 2005 and 2004:
	2005	2004
Note payable to a bank, interest rate of 0.5115% per month,	$611,247	$-
guaranteed by a related company, due August 23, 2006
Less: current maturities	611,247	-
	$-	$-

Maturities are as follows:
For the year ending December 31,
2006	$611,247	$-

Interest paid in 2005 and 2004 was $12,506 and $Nil respectively.

7.	INCOME TAX

	a	EGLY was incorporated in the United States and has incurred net operating losses for income tax purposes for 2005 and 2004.

Perfect Dream was incorporated in the British Virgin Islands and under the current laws of the British Virgin Islands, is not subject to tax on income or on capital.

Goldenway is incorporated in the PRC and is subject to PRC income tax which is computed according to the relevant laws and regulations in the PRC. The applicable tax rate has been 24%. In 2004, Goldenway was subject to an applicable tax rate of 12%. In 2005, Goldenway is entitled to a refund of 50% of any taxes paid for achieving export sales in excess of 70% of the total sales in a calendar year. The income tax expenses for 2005 and 2004 are summarized as follows:

PRC Income Tax	2005	2004
Current	$323,360	$145,584
Less: Amount to be refunded	161,680	-
	$161,680	$145,584

b	The Company’s deferred tax assets at December 31, 2005 and 2004 consists of net operating loss carry forwards calculated using statutory effective tax rates. Due to its history of losses, the Company determined that realization of its net deferred tax asset is currently judged to be unlikely rather than not.

Consequently, the Company has provided a valuation allowance covering 100% of its net deferred tax assets.

As at December 31, 2005, the Company had net operating loss carry forwards of approximately $63,744 for U.S. income tax purposes available for offset against future taxable U.S. income, which expire in 2025. The net change in the valuation allowance for 2005 was an increase of $26,772.

c	The reconciliation of income taxes computed at the statutory income tax rates to total income taxes for the years ended December 31, 2005 and 2004 is as follows:

	2005	2004
EGLY
Income tax computed at the federal statutory rate	34%	34%
State income taxes, net of federal tax benefit	8%	8%
Valuation allowance	(42%)	(42%)

Total deferred tax asset	0%	0%

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

8.	NET INCOME PER SHARE

The following is net income per share information at December 31:

		2005	2004
	Net income	$1,043,540	$1,232,855
	Basic weighted-average common stock outstanding	55,224,701	58,317,270
	Effect of dilutive securities
	Series A Convertible Preferred Stock	59,914,988	-
	Diluted weighted-average common stock outstanding	115,139,689	58,317,270

	Net income per share - basic	$0.02	$0.02
	Net income per share - diluted	$0.01	$0.02

9.	SEGMENTS
	The following is geographic information of the Company’s revenue for the year ended December 31:
		2005	2004
	The People's Republic of China	$702,212	$3,372,114
	Europe	5,391,067	2,329,676
	Japan	3,353,655	1,698,411
	United States	1,367,027	444,837
	Other foreign countries	-	122,563
		$10,813,961	$7,967,601

10.	STOCKHOLDERS’ EQUITY

	(A)	Common Stock

In 2005, the Company amended its articles of incorporation in March of 2004 to change the total authorized number of common shares from 20,000,000 to 100,000,000.

	(B)	Series A Convertible Preferred stock

On October 26, 2005, the Company authorized 10,000 shares of Series A Convertible Preferred Stock, with a par value of $0.0001 per share.

On November 21, 2005, stockholders of 7,883,551 shares of common stock exchanged their restricted common shares for 7,883 shares of Series A Convertible Preferred Stock.

Each share of the Series A Convertible Preferred Stock had upon issuance the same voting, dividend and liquidation rights as 1,000 shares of common stock and will convert back into common stock at such time as the Company is able to increase the number of authorized shares of common stock. Effective November 8, 2005, the Company effected a 7.6-for-1 forward stock split on the remaining outstanding 2,627,861 shares, which increased the number of outstanding shares to 19,971,743 shares. Under the adjustment provisions of the Series A Convertible Preferred Stock, the conversion, voting, dividend and liquidation ratios of the Series A Convertible Preferred Stock were all increased by the forward stock split from 1,000 for one to 7,600 for one (a total of 59,914,988 shares of common stock fully converted). The Series A Convertible Preferred Stock will be converted back into common stock at such time as the number of shares of authorized common stock is increased to 500,000,000 or more via a proposed amendment to the Articles of Incorporation. The relative voting and equity ownership of the Company’s stockholders was unchanged by the exchange for Series A Convertible Preferred Stock and the forward stock split. If all the Series A Convertible Preferred Stock were converted as of December 31, 2005, there would be 79,886,746 outstanding shares of common stock.

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

10.	STOCKHOLDERS’ EQUITY (CONTINUED)

	(C)	Stock issuances

(1) Stock issued in reverse merger

On August 22, 2005, the Company issued 19,971,758 shares of common stock for the recapitalization with Perfect Dream. (See Note 1)

(2) Stock issued for services

On August 22, 2005, the Company issued 1,597,718 shares of restricted common stock having a fair value of $42,045 to two consultants for services rendered.

(3) Stock split

On November 8, 2005, the Company effected a 7.6 for one forward stock split of its outstanding common stock, resulting in approximately 19,971,758 post split shares outstanding.

All shares and per share amounts have been retroactively restated to reflect the above stock split.

	(D)	Appropriated retained earnings

The Company’s PRC subsidiary is required to make appropriations to reserve funds, comprising the statutory surplus reserve, statutory public welfare fund and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”). Appropriation to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entities’ registered capital. Appropriations to the statutory public welfare fund are at 10% of the after tax net income determined in accordance with PRC GAAP. The statutory public welfare fund is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors.

During 2005 and 2004, the Company appropriated $204,751 and $213,156, respectively, to the statutory surplus reserve and statutory public welfare funds based on its net income under PRC GAAP.

11.	RELATED PARTY TRANSACTIONS

During 2005 and 2004, the Company sub-contracted certain manufacturing work valued at $2,246,856 and $1,579,536 respectively to certain of its related companies. The Company provided raw materials to the sub-contractors who charged the Company a fixed labor charge for the sub-contracting work.

As of December 31, 2005 and 2004 the Company owed $486,475 and $1,580,869, respectively to related companies for sub-contracting work done and advances made.

During 2005 and 2004, the Company sold products and provided sub-contracting services totaling $713,580 and $367,726 respectively to certain related companies. As of December 31, 2005 and 2004 accounts receivable from related companies amounted to $Nil and $130,784 respectively for products sold and sub- contracting services provided.

During 2005, the Company received rental income of $18,337 for the lease of factory space to a related company.

As of December 31, 2005 and 2004 the Company is owed $Nil and $2,535,500, respectively from related companies for advances made.

On September 30, 2005, the Company reached agreement with a related company to charge interest at 6% per annum for advances made, such interest charge to be made retroactively from January 1, 2005. Total interest charged for the year ended December 31, 2005 was $131,610. The advances made to the related company were repaid on December 31, 2005.

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

11.	RELATED PARTY TRANSACTIONS (CONTINUED)

During 2005, the Company owed a related company $3,930,978 for advances made. Interest charged on these advances was 6% per annum and during 2005, the Company paid interest of $61,690 to the related company. The advances were repaid on December 31, 2005.

During 2005, on behalf of the Company a related company guaranteed a note payable to a bank for $611,247.

12.	COMMITMENTS

	(A)	Employee Benefits

The Company’s PRC subsidiary’s full time employees are entitled to employee benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a Chinese government mandated multi-employer defined contribution plan. The Company is required to accrue for those benefits based on certain percentages of the employees’ salaries and make contributions to the plans out of the amount accrued for medical and pension benefits. The contributions made for such employee benefits were $32,174 and $62,441 for the years ended December 31, 2005 and 2004, respectively. The Chinese government is responsible for the medical benefits and the pension liability to be paid to these employees.

	(B)	Commitments

According to the Articles of Association of Goldenway, Goldenway has to fulfill registered capital requirements of $17,487,894 within three years from February 2, 2005. As of December 31, 2005, the Company has fulfilled $2,630,000 of its registered capital requirements and has a registered capital commitment of $14,857,894, which is payable by February 1, 2008.

At December 31, 2005, the Company had commitments for capital projects in progress of approximately $1,490,000.

13.	CONCENTRATIONS AND RISKS

During 2005 and 2004, 100% of the Company’s assets were located in China.

The Company principally relied on three customers for its revenue during 2005 and on two customers for its revenue during 2004, detail of which are as follows:

	Customer A	Customer B	Customer C
During
2005	22%	19%	13%
2004	12%	12%

The Company principally relied on two suppliers for its materials during 2005 and on one supplier for its materials during 2004, detail of which are as follows:

	Supplier A	Supplier B
During
2005	12%	10%
2004	17%

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

14	RESTATEMENT OF STATEMENTS OF CASH FLOWS IN FINANCIAL STATEMENTS

The Company had incorrectly classified operating cash flows from related parties as financing cash flows in the Statements of Cash flows in 2004.

The Company has restated the Statement of Cash Flows for 2004 to the correct classification.

The changes to the 2004 financial statements as restated are as follows:

	December 31, 2004
		Previously
	Restated	Reported
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,232,855	$1,232,855
Adjusted to reconcile net income to cash provided
by operating activities:
Depreciation and amortization - cost of sales	139,281	139,281
Depreciation and amortization	21,028	21,028
Loss on disposal of fixed assets	13,084	13,084
Changes in operating assets and liabilities
(increase) decrease in:
Accounts receivable	(86,461)	(86,461)
Accounts receivable - related companies	(65,174)	-
Due from related companies	1,814,500	-
Other receivable and prepaid expenses	(135,259)	(135,259)
Value add tax receivables	-	-
Inventories	(656,398)	(656,398)
Increase (decrease) in:
Accounts payable	57,376	57,376
Due to related companies	1,546,769	-
Other payables and accrued expenses	(124,538)	(124,538)
Value add tax payables	52125	52125
Income tax and other tax payables	(18,633)	(18,633)
Net cash provided by operating activities	3,790,555	494,460

CASH FLOWS FROM FINANCING ACTIVITIES
Due from related companies	-	1,749,326
Contribution by stockholders	50,000	50,000
Distribution to stockholders	(1,338,404)	(1,338,404)
Due to related companies	-	1,546,769
Net cash used in financing activities	(1,288,404)	2,007,691

APPENDIX D

EVER-GLORY INTERNATIONAL GROUP, INC.
UNAUDITED FINANCIAL STATEMENTS FOR THE
PERIOD ENDED JUNE 30, 2006

1

EVER-GLORY INTERNATIONAL GROUP, INC.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2006 (UNAUDITED)

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$2,121,494
Accounts receivable, net	1,446,887
Inventories, net	397,674
Income tax recoverable	108,206
Other receivables and prepaid expenses	62,488
Total Current Assets	4,136,749

PROPERTY AND EQUIPMENT, NET	6,851,180

LAND USE RIGHTS, NET	2,321,208
TOTAL ASSETS	$13,309,137

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$501,695
Accounts payable - related companies	366,570
Other payables and accrued liabilities	2,275,314
Due to a related company	2,595,158
Note payable	625,000
Value added tax	180,231
Other tax payables	884
Total Current Liabilities	6,544,852

COMMITMENTS AND CONTINGENCIES	-

STOCKHOLDERS' EQUITY
Preferred stock ($.0001 par value, authorized 5,000,000 shares, Nil shares issued and outstanding)	-
Series A Convertible Preferred Stock ($.0001 par value, authorized 10,000 shares, 7,883 shares issued and outstanding)	1
Common stock ($.0001 par value, authorized 100,000,000 shares, issued and outstanding 19,971,758 shares)	1997
Additional paid-in capital	1,263,749
Retained earnings
Unappropriated	3,215,009
Appropriated	2,012,041
Accumulated other comprehensive income	271,488
Total Stockholders' Equity	6,764,285

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$13,309,137

The accompanying notes are an integral part of these condensed consolidated financial statements

2

EVER-GLORY INTERNATIONAL GROUP, INC.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE
INCOME
(UNAUDITED)

	For the three months ended June 30, 2006	For the three months ended June 30, 2005	For the six months ended June 30, 2006	For the six months ended June 30, 2005
NET SALES
To related parties	$13,019	$395,830	$13,019	$512,401
To third parties	6,166,336	1,016,845	11,395,856	2,307,470
Total net sales	6,179,355	1,412,675	11,408,875	2,819,871
COST OF SALES	(5,181,812)	(1,128,290)	(9,502,452)	(2,269,335)
GROSS PROFIT	997,543	284,385	1,906,423	550,536
OPERATING EXPENSES
Selling expenses	46,687	18,206	112,843	33,465
Export quota charges	93,455	-	146,474	-
Professional fees	173,759	67,500	346,520	212,500
General and administrative expenses	174,301	45,198	323,134	90,289
Depreciation and amortization	4,184	3,454	12,893	6,988
Total Operating Expenses	492,386	134,358	941,864	343,242
INCOME FROM OPERATIONS	505,157	150,027	964,559	207,294
OTHER INCOME (EXPENSES)
Interest income	464	238	1,205	414
Interest expenses	(48,194)	-	(58,130)	(1,565)
Other income	4,848	-	12,083	-
Other expenses	-	(3,416)	-	(3,869)
Total Other Expenses, net	(42,882)	(3,178)	(44,842)	(5,020)
INCOME BEFORE INCOME TAX EXPENSE	462,275	146,849	919,717	202,274
INCOME TAX EXPENSE	(75,679)	(58,849)	(142,531)	(103,338)
NET INCOME	386,596	88,000	777,186	98,936
OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	150,999	-	238,060	-
COMPREHENSIVE INCOME	$537,595	$88,000	$1,015,246	$98,936
Net income share-basic	$0.02	$0.00	$0.04	$0.00
Net income share-diluted	$0.00	$0.00	$0.01	$0.00
Weighted average number of shares outstanding during the period-basic	19,971,758	58,317,270	19,971,758	58,317,270
Weighted average number of shares outstanding during the period-diluted	79,886,746	58,317,270	79,886,746	58,317,270

The accompanying notes are an integral part of these condensed consolidated financial statements

3

EVER-GLORY INTERNATIONAL GROUP, INC.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
 FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005 (UNAUDITED)

	For the six months ended June 30, 2006	For the six months ended June 30, 2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$777,186	$98,936
Adjusted to reconcile net income to cash (used in) provided
by operating activities:
Depreciation and amortization - cost of sales	84,503	69,752
Depreciation and amortization	12,893	6,988
Loss on disposal of fixed assets	2,467	-
Changes in operating assets and liabilities
(Increase)decrease in:
Accounts receivable	(1,210,598)	174,185
Accounts receivable - related companies	-	44,518
Other receivable and prepaid expenses	(41,533)	(326,226)
Inventories	(1,467)	(226,650)
Increase (decrease) in:
Accounts payable	417,395	(72,956)
Accounts payable - related companies	(119,905)	359,939
Other payables and accrued liabilities	1,220,372	36,250
Value added tax payables	130,955	(49,111)
Income tax and other tax payables	(48,301)	(25,972)
Net cash (used in) provided by operating activities	1,223,967	89,653

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(3,269,818)	(141,746)
Net cash used in investing activities	(3,269,818)	(141,746)

CASH FLOWS FROM FINANCING ACTIVITIES
Due to a related company	2,595,158	-
Net cash provided by financing activities	2,595,158	-

EFFECT OF EXCHANGE RATE ON CASH	104,942	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	654,249	(52,093)
		-
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	1,467,245	160,612

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$2,121,494	$108,519

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the period for:
Interest expenses	$19,778	$1,565

Cash paid during the period for:
Income taxes	$190,387	$44,709

The accompanying notes are an integral part of these condensed consolidated financial statements

4

EVER-GLORY INTERNATIONAL GROUP, INC.
AND SUBSIDIARIES
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (UNAUDITED)

NOTE 1.     ORGANIZATION AND BASIS OF PRESENTATION

Ever-Glory International Group, Inc. (“EGLY”) (previously Andean Development Corporation) was incorporated in Florida on October 19, 1994.

Perfect Dream Limited (“Perfect Dream”) was incorporated in the British Virgin Islands on July 1, 2004. Goldenway Nanjing Garments Company Limited (“Goldenway”), a People’s Republic of China (“PRC”) limited liability company was incorporated on December 31, 1993. Goldenway is principally engaged in the manufacturing and sale of garments.

During 2004, Perfect Dream acquired 100% of Goldenway for a cash consideration of $1,338,404. The transaction was accounted for as a reorganization of entities under common control as the companies were beneficially owned by principally identical stockholders and shared common management.

On July 29, 2005, EGLY entered into an Agreement and Plan of Reorganization with the stockholders of Perfect Dream whereby the stockholders of Perfect Dream exchanged 100% of their shares of Perfect Dream for 7,673,325 shares of restricted common stock of EGLY.

On completion of the reorganization, the merger of EGLY and Perfect Dream was treated for accounting purposes as a capital transaction and recapitalization by Perfect Dream (“the accounting acquirer”) and reorganization by EGLY (“the accounting acquiree”). The financial statements have been prepared as if the reorganization had occurred retroactively.

Accordingly, the financial statements include the following:

(1) The balance sheet consists of the net assets of the acquirer at historical cost and the net assets of the acquiree at historical cost.

(2) The statement of operations includes the operations of the acquirer for the periods presented and the operations of the acquiree from the date of the merger.

EGLY, Perfect Dream and Goldenway are hereinafter referred to as (“the Company”).

On November 17, 2005, the Company filed an Amendment to its Articles of Incorporation to change its name to Ever-Glory International Group, Inc.

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

In the opinion of management, the unaudited condensed consolidated financial statements contain all adjustments consisting only of normal recurring accruals considered necessary to present fairly the Company's financial position at June 30, 2006, the results of operations for the three-month and six-month periods ended June 30, 2006 and 2005, and cash flows for the six months ended June 30, 2006 and 2005. The results for the period ended June 30, 2006 are not necessarily indicative of the results to be expected for the entire fiscal year ending December 31, 2006.

5

EVER-GLORY INTERNATIONAL GROUP, INC.
AND SUBSIDIARIES
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (UNAUDITED)

NOTE 2.     PRINCIPLES OF CONSOLIDATION

The accompanying June 30, 2006 unaudited condensed consolidated financial statements include the accounts of EGLY, its 100% owned subsidiary Perfect Dream and its 100% owned subsidiary Goldenway. All significant inter-company balances and transactions have been eliminated in consolidation.

NOTE 3.     USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 4.     CASH AND CASH EQUIVALENTS

For purpose of the unaudited condensed consolidated statements of cash flows, cash and cash equivalents include cash on hand and demand deposits with a bank with a maturity of less than 3 months.

NOTE 5.     FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, "Disclosure About Fair Value of Financial Instruments," requires certain disclosures regarding the fair value of financial instruments. Trade accounts receivable, accounts payable, and accrued liabilities are reflected in the financial statements at fair value because of the short-term maturity of the instruments. As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision. Changes in assumptions can significantly affect estimated fair values.

The carrying value of cash and cash equivalents, accounts receivable (trade and others), accounts payable (trade and related party) and accrued liabilities approximate their fair value because of the short-term nature of these instruments. The Company places its cash and cash equivalents with what it believes to be high credit quality financial institutions. The Company has a diversified customer base, most of which are in Europe, Japan, the United States and the PRC. The Company controls credit risk related to accounts receivable through credit approvals, credit limit and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

The Company’s major operation is in the PRC, which may give rise to significant foreign currency risks from fluctuations and the degree of volatility of foreign exchange rates between the United States dollars (“US$”) and the Chinese Renminbi (“RMB”). On July 21, 2005, the PRC let the RMB fluctuate thereby ending its decade-old valuation peg to the US$. The new RMB rate reflects an approximately 2% increase in value against the US$. Historically, the PRC government has benchmarked the RMB exchange ratio against the US$, thereby mitigating the associated foreign currency exchange rate fluctuation risk. The Company does not believe that its foreign currency exchange rate fluctuation risk is significant, especially if the PRC government continues to benchmark the RMB against the US$.

6

EVER-GLORY INTERNATIONAL GROUP, INC.
AND SUBSIDIARIES
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (UNAUDITED)

NOTE 6.     REVENUE AND COST RECOGNITION

The Company recognizes revenue upon delivery for local sales and upon shipment of the products for export sales, at which time title passes to the customer provided that: there are no uncertainties regarding customer acceptance; persuasive evidence of an arrangement exists; the sales price is fixed and determinable; and collectability is deemed probable.

Local transportation and unloading charges are included in selling expenses.

Cost of goods sold includes the appropriate materials purchasing, receiving and inspection costs, inbound freight where applicable, direct labor cost and manufacturing overheads consistent with the revenue earned.

NOTE 7.     FOREIGN CURRENCY TRANSACTIONS

EGLY, Perfect Dream and Goldenway maintain their accounting records in their functional currencies of US$, US$ and RMB respectively.

Foreign currency transactions during the year are translated to the functional currency at the approximate rates of exchange on the dates of transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the approximate rates of exchange at that date. No-monetary assets and liabilities are translated at the rates of exchange prevailing at the time the asset or liability was acquired. Exchange gains or losses are recorded in the statement of operations.

NOTE 8.     FOREIGN CURRENCY TRANSLATION

The financial statements of Goldenway (whose functional currency is the RMB) are translated into US$ using the closing rate method. The balance sheet items are translated into US$ using the exchange rates at the respective balance sheet dates. The capital and various reserves are translated at historical exchange rates prevailing at the time of the transactions while income and expenses items are translated at the average exchange rate for the year. All exchange differences are recorded within equity. Translation gain for the periods ended June 30, 2006 and 2005 were $238,060 and $Nil respectively.

NOTE 9.     COMPREHENSIVE INCOME

The foreign currency translation gain or loss resulting from translation of the financial statements expressed in RMB to United States Dollar is reported as other comprehensive income in the statements of operations and stockholders’ equity.

NOTE 10.     INCOME PER SHARE

Basic earnings per share are computed by dividing income available to common stockholders by the weighted average number common shares outstanding during the period. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

7

EVER-GLORY INTERNATIONAL GROUP, INC.
AND SUBSIDIARIES
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (UNAUDITED)

NOTE 11.     SEGMENTS

The Company adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information (“SFAS 131”). SFAS establishes standards for operating information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decision how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company’s principal operating segments. The Company operates in a single segment.

NOTE 12.     NOTE PAYABLE

Balance at June 30, 2006:
Note payable to a bank, interest rate of 0.5115% per month,	$625,000
guaranteed by a related company, due August 23, 2006
Less: current maturities	625,000
$-

NOTE 13.     NET INCOME PER SHARE

The following is net income per share information at June 30:

	2006	2005
Net income	$777,186	$98,936
Basic weighted-average common stock outstanding	19,971,758	58,317,270
Effect of dilutive securities
Series A Convertible Perferred Stock	59,914,988	-
Diluted weighted-average common stock outstanding	79,886,746	58,317,270
Net income per share - basic	$0.04	$0.00
Net income per share - diluted	$0.01	$0.00

8

EVER-GLORY INTERNATIONAL GROUP, INC.
AND SUBSIDIARIES
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (UNAUDITED)

NOTE 14.     STOCKHOLDERS’ EQUITY

(A)  Series A Convertible Preferred stock

The Company authorized 10,000 shares of Series A Convertible Preferred Stock, with a par value of $0.0001 per share.

Each share of the Series A Convertible Preferred Stock had upon issuance the same voting, dividend and liquidation rights as 1,000 shares of common stock and will convert back into common stock at such time as the Company is able to increase the number of authorized shares of common stock. Effective November 8, 2005, the Company effected a 7.6 -for-1 forward stock split on the remaining outstanding 2,627,861 shares, which increased the number of outstanding shares to 19,971,743 shares. Under the adjustment provisions of the Series A Convertible Preferred Stock, the conversion, voting, dividend and liquidation ratios of the Series A Convertible Preferred Stock were all increased by the forward stock split from 1,000 for one to 7,600 for one (a total of 59,914,988 shares of common stock fully converted). The Series A Convertible Preferred Stock will be converted back into common stock at such time as the number of shares of authorized common stock is increased to 100,000,000 or more via a proposed amendment to the Articles of Incorporation. The relative voting and equity ownership of the Company’s stockholders was unchanged by the exchange for Series A Convertible Preferred Stock and the forward stock split. If all the Series A Convertible Preferred Stock were converted as of June 30, 2006, there would be 79,886,746 outstanding shares of common stock.

(B)   Appropriated retained earnings

The Company is required to make appropriations to reserves funds, comprising the statutory surplus reserve, statutory public welfare fund and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”). Appropriation to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with the PRC GAAP until the reserve is equal to 50% of the entities’ registered capital. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors.

NOTE 15.     RELATED PARTY TRANSACTIONS

During the six months ended June 30, 2006, the Company sub-contracted certain manufacturing work valued at $1,956,842 to certain of its related companies. The Company provided the raw materials to the sub-contractor who charged the Company a fixed labor charge for the sub-contracting work.

As of June 30, 2006, the Company owed $366,570 to related companies for sub-contracting work done.

During 2006, the Company sold products and provided sub-contracting services totaling $13,019 to certain related companies.

A related company provides treasury services to the Company free of service charges by negotiating all of the Company’s letters of credit and receiving proceeds thereon and paying creditors for purchases made by the Company.

9

EVER-GLORY INTERNATIONAL GROUP, INC.
AND SUBSIDIARIES
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (UNAUDITED)

During 2006, the Company owed a related company $2,595,158 for advances made. Interest charged on these advance was 6% per annum. During 2006, the Company paid interest of $38,352 to a related company.

During 2006, the Company received rental income of $9,375 for the lease of factory space to a related company.

During 2006, a related company guaranteed a note payable by the Company to a bank for $625,000.

NOTE 16.     COMMITMENTS

(A)  Employee Benefits

The full time employees of the Company are entitled to employee benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a Chinese government mandated multi-employer defined contribution plan. The Company is required to accrue for those benefits based on certain percentages of the employees’ salaries and make contributions to the plans out of the amount accrued for medical and pension benefits. The Chinese government is responsible for the medical benefits and the pension liability to be paid to these employees.

(B)   Commitments

According to the Articles of Association of Goldenway, Goldenway has to fulfill registered capital requirements of $17,487,894 within three years from February 2, 2005. As of June 30, 2006, the Company has fulfilled $2,630,000 of its registered capital requirements and has a registered capital commitment of $14,857,894, which is payable by February 1, 2008.

At June 30, 2006, the Company had commitments for capital projects in progress of approximately $2,360,000.

NOTE 17.      CONTINGENCIES

The Company accounts for loss contingencies in accordance with SFAS 5 “Accounting for Loss Contingencies”, and other related guidance. Set forth below is a description of certain loss contingencies as of June 30, 2006 and management’s opinion as to the likelihood of loss in respect of each loss contingency.

On February 22, 2006, the Company is a named defendant in an action filed by Plaintiff Douglas G. Furth in the United States District Court for the Northern District of Ohio. The action alleges that Company breached an agreement with the plaintiff to provide 1,000,000 shares of its common stock in exchange for certain assistance in marketing and financial public relation services. The Plaintiff seeks an award of damages in excess of $75,000. After vigorously defending itself, the Company was voluntarily dismissed by the Plaintiff without prejudice from an action pending in the U.S. District Court for the Northern District of Ohio. No payment was made and no settlement agreement was entered into between the Company and the plaintiff.

On April 17, 2006, Mark B. Aronson filed a Complaint against the Company in the United States Court of common pleas of Allegheny County Pennsylvania. The action alleges that Company violated the Pennsylvania Unsolicited Telecomumnication Advertisement Act to spam emails to plaintiff to purchase its shares of common stock. The action seeks an award of damages in excess of $12,100. The Company denies that it was a party to such email spamming activities and intends to vigorously defend its legal position.

Accordingly, no provision has been made to the above claims as of June 30, 2006.

10

EVER-GLORY INTERNATIONAL GROUP, INC.
AND SUBSIDIARIES
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (UNAUDITED)

NOTE 18.     CONCENTRATIONS AND RISKS

During 2006, 100% of the Company’s assets are located in China.

The Company principally relied on three customers for its revenue during 2006, details of which are as follows:

	Customer A	Customer B	Customer C
During
2006	26%	26%	14%

At June 30, 2006, accounts receivable to those customers totaled $722,297.

The Company relied on one supplier for 26% of its materials during 2006.

The following is geographic information of the Company’s revenue earned for the period ended June 30:

	2006	2005

Europe	$6,393,087	$1,477,152
United States	3,115,960	465,908
Japan	790,225	445,096
The People Republic of China	676,266	431,715
Canada	168,015	-
Russia	265,322	-
	$11,408,875	$2,819,871

NOTE 19.     SUBSEQUENT EVENT

On June 26, 2006, The Company’s wholly owned subsidiary, Perfect Dream entered into an Agreement for the purchase and sale of stock (the “Agreement”) with Ever-Glory Enterprises (HK) Limited (“Seller”) and Nanjing Catch-Luck Garments Co, Limited (“Catch-Luck”) for the sale of all of Seller’s ownership interest in Catch-Luck to Perfect Dream (the “Transaction”). Pursuant to the terms of the Agreement, Perfect Dream will pay to the Company’s stockholders an amount of $600,000 in cash and common stock of Ever-Glory International Group Inc. equivalent to $9,400,000 on the date of the transfer within 90 days of the closing of the transaction. The number of shares of common stock to be delivered to Seller in satisfaction of the Stock Purchase Price shall be calculated based on the preceding 30-average high and low price for the Company’s common stock as quoted on the Over-the-Counter Bulletin Board as of the date of the closing. The Transaction is expected to close in the third quarter.

11

APPENDIX E

EVER-GLORY INTERNATIONAL GROUP, INC.
PRO FORMA FINANCIAL STATEMENTS

PROFORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated balance sheet presents the financial position of Ever-Glory International Group, Inc. “EGLY” at June 30, 2006 giving effect to the Acquisition as if it had occurred on such date. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2006 and for the year ended December 31, 2005 give effect to the Acquisition as if they had occurred on January 1, 2005.

The unaudited pro forma financial information is presented for information purposes only and it is not necessarily indicative of the financial position and results of operations that would have been achieved had the transaction been completed as of the date indicated and is not necessarily indicative of EGLY’s future financial position or results of operations.

The Acquisition will be accounted for under the purchase method of accounting. Under the purchase method of accounting, assets acquired and liabilities assumed are recorded at their estimated fair values. Goodwill is generated to the extent that the consideration, including transaction and closing costs, exceeds the fair value of net assets acquired.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of EGLY and Nanjing Catch-Luck Garments Company Limited “Catch-Luck”.

1

The following Pro Forma Statement of Operations and Financial Condition have been derived from the unaudited financial statements of EGLY and subsidiaries (A) for the six months ended June 30, 2006 and the unaudited financial statements of Catch-Luck (B) for the six months ended June 30, 2006, respectively.

EVER-GLORY INTERNATIONAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED CONDENSED PRO FORMA BALANCE SHEETS
AS OF JUNE 30, 2006
(UNAUDITED)

	(A)	(B)		Pro Forma	Pro Forma
ASSETS	(Historical)	(Historical)		Adjustments	Combined

CURRENT ASSETS	$4,136,749	$1,453,118	(2)	(600,000)	$4,989,867
INVESTMENT IN A SUBSIDIARY			(2)	4,000,000	-
			(1)	(4,000,000)
GOODWILL, NET			(1)	2,454,298	2,454,298

PROPERTY AND EQUIPMENT, NET	6,851,180	1,184,265			8,035,445

LAND USE RIGHT, NET	2,321,208	-			2,321,208
TOTAL ASSETS	$13,309,137	$2,637,383			$17,800,818

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES	$6,544,852	$1,091,681			$7,636,533

STOCKHOLDERS’ EQUITY
Preferred stock	-	-			-
Series A Convertible Preferred Stock	1	-			1
Common stock	1,997	600,000	(2)	(286)	2,283
			(1)	600,000
Additional paid-in capital	1,263,749	-	(2)	(3,399,714)	4,663,463
Retained earnings	5,227,050	925,997	(1)	925,997	5,227,050
Accumulated other comprehensive income	271,488	19,705	(1)	19,705	271,488
Total Stockholders’ Equity	6,764,285	1,545,702			10,164,285
TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY	$13,309,137	$2,637,383			$17,800,818

2

EVER-GLORY INTERNATIONAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED CONDENSED PRO FORMA
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006
(UNAUDITED)

	(A)		(B)		Pro Forma	Pro Forma
	(Historical)		(Historical)		Adjustments	Combined

NET SALES	$11,408,875		$7,660,460	(3)	482,930	$18,586,405

COST OF SALES	(9,502,452)		(6,349,997)	(3)	(482,930)	(15,369,519)

GROSS PROFIT	1,906,423		1,310,463			3,216,886

OPERATING EXPENSES	941,864		168,312	(3)	(9,375)	1,100,801

INCOME FROM OPERATIONS	964,559		1,142,151			2,116,085

OTHER INCOME (EXPENSES)	(44,842)		328	(3)	9,375	(53,889)

INCOME BEFORE INCOME TAX EXPENSE	919,717		1,142,479			2,062,196

INCOME TAX EXPENSE	(142,531)		-			(142,531)

NET INCOME	777,186		1,142,479			1,919,665

OTHER COMPREHENSIVE INCOME	238,060		17,427			255,487

COMPREHENSIVE INCOME	$1,015,246		$1,159,906			$2,175,152

Net income per share - basic	$0.04		$0.40			$0.08

Net income per share - diluted	$0.01		$0.40			$0.02

Weighted average number of shares
outstanding during the year - basic	19,971,758	(4)	2,857,143			22,828,901

Weighted average number of shares
outstanding during the year - diluted	79,886,746	(4)	2,857,143			82,743,889

3

The following Pro Forma Statement of Operations has been derived from the audited financial statements of EGLY and subsidiaries (A) for the year ended December 31, 2005 and the audited financial statements of Catch-Luck (B) for the year ended December 31, 2005, respectively.

EVER-GLORY INTERNATIONAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED CONDENSED PRO FORMA
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
(UNAUDITED)

	(A)		(B)		Pro Forma	Pro Forma
	(Historical)		(Historical)		Adjustments	Combined

NET SALES	$10,813,961		$4,099,612	(3)	65,943	$14,847,630

COST OF SALES	(8,712,565)		(3,703,977)	(3)	(65,943)	(12,350,599)

GROSS PROFIT	2,101,396		395,635			2,497,031

OPERATING EXPENSES	969,663		348,055	(3)	(18,326)	1,299,392

INCOME FROM OPERATIONS	1,131,733		47,580			1,197,639

OTHER INCOME (EXPENSES)	73,487		(521)	(3)	18,326	54,640

INCOME BEFORE INCOME TAX EXPENSE	1,205,220		47,059			1,252,279

INCOME TAX EXPENSE	(161,680)		-			(161,680)

NET INCOME	1,043,540		47,059			1,090,599

OTHER COMPREHENSIVE INCOME (LOSS)	5,621		(7,310)			(1,689)

COMPREHENSIVE INCOME	$1,049,161		$39,749			$1,088,910

Net income per share - basic	$0.02		$0.02			$0.02

Net income per share - diluted	$0.01		$0.02			$0.01

Weighted average number of shares
outstanding during the year - basic	55,224,701	(4)	2,857,143			58,081,844

Weighted average number of shares
outstanding during the year - diluted	115,139,689	(4)	2,857,143			117,996,832

4

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Note 1 — Basis of Presentation

The pro forma condensed consolidated balance sheet assumes that the Acquisition occurred on June 30, 2006.

The pro forma condensed consolidated statements of operations for the six months ended June 30, 2006 and for the year ended December 31, 2005, assume that the Acquisition occurred on January 1, 2005.

There are no material differences among the accounting policies of EGLY and Catch-Luck.

Note 2 — Pro forma adjustments

(1)	Reflects the elimination of assets and liabilities of Catch-Luck acquired by EGLY, eliminating pre-acquisition retained earnings and recording 100% share of Catch-Luck.
(2)

Reflects total consideration payable to shareholders of Catch-Luck - Cash $600,000 + 2,857,143 common shares valued at $1.19 per share = $4,000,000.

Average value of shares = (higher market value during June 2006 + lower market value for during June 2006) /2 = ($1.45+$0.93)/2 = $1.19

(3)	Reflects the elimination of intercompany transactions.
(4)	Weighted average number of shares outstanding for combined entity includes 2,857,143 shares to Catch-Luck as a result of the acquisition.

5

APPENDIX F

NANJING CATCH-LUCK GARMENTS CO, LTD.
AUDITED FINANCIAL STATEMENTS FOR THE
YEAR ENDED DECEMBER 31, 2005 AND 2004

1

Jimmy C.H. Cheung & Co Certified Public Accountants (A member of Kreston International)	Registered with the Public Company Accounting Oversight Board

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:

Nanjing Catch-Luck Garments Company Limited

We have audited the accompanying balance sheets of Nanjing Catch-Luck Garments Company Limited as of December 31, 2005 and 2004 and the related statements of operations and comprehensive income (loss), changes in stockholders’ equity and cash flows for the years ended December 31, 2005 and 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits of the financial statements provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nanjing Catch-Luck Garments Company Limited as of December 31, 2005 and 2004 and the results of its operations and comprehensive income (loss) and its cash flows for the years ended December 31, 2005 and 2004, in conformity with accounting principles generally accepted in the United States of America.

JIMMY C.H. CHEUNG & CO

Certified Public Accountants

Hong Kong

Date: July 10, 2006

1607 Dominion Centre, 43 Queen’s Road East, Wanchai, Hong Kong Tel: (852) 25295500 Fax: (852) 28651067 Email: jchc@krestoninternational.com.hk Website: http://www.jimmycheungco.com

2

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED
BALANCE SHEETS
AS OF DECEMBER 31, 2005 AND 2004

ASSETS

	2005	2004

CURRENT ASSETS
Cash and cash equivalents	$6,424	$20,289
Accounts receivable, net of allowances	27,528	36,329
Accounts receivable - related companies	-	200,459
Inventories, net	571,772	143,345
Value added tax recoverable	-	35,098
Other receivables and prepaid expenses	65,182	384,153
Total Current Assets	670,906	819,673

PROPERTY AND EQUIPMENT, NET	851,202	832,702
TOTAL ASSETS	$1,522,108	$1,652,375

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$39,361	$66,436
Accounts payable - related companies	875,049	1,024,838
Other payables and accrued liabilities	213,969	214,975
Value added tax payable	7,778	-
Other tax payable	155	79
Total Current Liabilities	1,136,312	1,306,328

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS’ EQUITY
Registered capital of $600,000 fully paid	600,000	600,000
Accumulated deficit	(216,482)	(263,541)
Accumulated comprehensive income	2,278	9,588
Total Stockholders’ Equity	385,796	346,047

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,522,108	$1,652,375

The accompanying notes are an integral part of these financial statements

3

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED
STATEMENTS OF OPERATIONS AND
COMPREHENSIVE INCOME (LOSS)
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004

NET SALES
To related parties	$95,850	$11,165
To third parties	4,003,762	3,879,720
Total net sales	4,099,612	3,890,885

COST OF SALES	(3,703,977)	(3,857,615)

GROSS PROFIT	395,635	33,270

OPERATING EXPENSES
Selling expenses	22,721	17,710
General and administrative expenses	162,937	125,869
Professional fees	153,815	-
Loss on disposal of fixed assets	-	8,896
Depreciation and amortization	8,582	6,299
Total Operating Expenses	348,055	158,774

INCOME (LOSS) FROM OPERATIONS	47,580	(125,504)

OTHER INCOME (EXPENSES)
Interest income	286	183
Interest expenses	(5,082)	(850)
Other incomes	4,401	1,235
Other expenses	(126)	(1,249)
Total Other (Expenses) Income	(521)	(681)

INCOME (LOSS) BEFORE INCOME TAX EXPENSE	47,059	(126,185)

INCOME TAX EXPENSE	-	-

NET INCOME (LOSS)	47,059	(126,185)

OTHER COMPREHENSIVE LOSS
Foreign currency translation loss	(7,310)	-

COMPREHENSIVE INCOME (LOSS)	$39,749	$(126,185)

The accompanying notes are an integral part of these financial statements

4

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED
STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

			Accumulated
	Registered	Accumlated	comprehensive
	capital	deficit	Income	Total

Balance January 1, 2004	$600,000	$(137,356)	$9,588	$472,232

Net loss for the year	-	(126,185)	-	(126,185)
Balance at December 31, 2004	600,000	(263,541)	9,588	346,047

Net income for the year	-	47,059	-	47,059

Other comprehensive loss	-	-	(7,310)	(7,310)
Balance at December 31, 2005	$600,000	$(216,482)	$2,278	$385,796

The accompanying notes are an integral part of these financial statements

5

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$47,059	$(126,185)
Adjusted to reconcile net income to cash provided
by operating activities:
Depreciation on fixed assets - cost of sales	97,039	86,768
Depreciation on fixed assets	8,582	6,300
Loss on disposal of fixed assets	-	8,896
Changes in operating assets and liabilities
(Increase) decrease in:
Accounts receivable	8,801	2,931
Accounts receivable - related companies	200,459	(10,947)
Other receivables and prepaid expenses	318,971	234,107
Value added tax receivable	35,098	53,952
Inventories	(428,427)	(110,536)
Increase (decrease) in:
Accounts payable	(27,075)	(76,210)
Accounts payable - related companies	(149,789)	113
Other payables and accrued liabilities	(1,006)	8,551
Income tax and other tax payables	76	13
Value added tax payable	7,778	-
Net cash provided by operating activities	117,566	77,753

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(124,121)	(62,580)
Proceeds from sale of fixed assets	-	2,217
Net cash used in investing activities	(124,121)	(60,363)

CASH FLOWS FROM FINANCING ACTIVITIES	-	-

EFFECT OF EXCHANGE RATE ON CASH	(7,310)	-

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(13,865)	17,390

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	20,289	2,899

CASH AND CASH EQUIVALENTS AT END OF YEAR	$6,424	$20,289

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for:
Interest expenses	$5,082	$850

The accompanying notes are an integral part of these financial statements

6

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION
(A)	Organization

Nanjing Catch-Luck Garments Company Limited (the “Company”), a People’s Republic of China (“PRC”) sino-foreign joint venture enterprise was incorporated on December 21, 1995 with its principal place of business in Nanjing, PRC.

The Company is principally engaged in the manufacturing and sale of garments to Europe and Japan.

(B)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(C)	Cash and cash equivalents

For purpose of the statements of cash flows, cash and cash equivalents include cash on hand and demand deposits with a bank with maturities of less than three months.

(D)	Accounts receivable

The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. As of December 31, 2005 and 2004, the Company considers all its accounts receivable to be collectable and no provision for doubtful accounts has been made in the financial statements.

(E)	Inventories

Inventories are stated at lower of cost or market value, cost being determined on a first-in, first-out method. The Company provided inventory allowances based on excess and obsolete inventories determined principally by customer demand.

7

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)
(F)	Property and equipment

Property and equipment are stated at cost, less accumulated depreciation. Expenditures for additions, major renewals and betterments are capitalized and expenditures for maintenance and repairs are charged to expense as incurred.

Depreciation is provided on a straight-line basis, less an estimated residual value over the assets’ estimated useful lives. The estimated useful lives are as follows:

Factory buildings	20 Years
Plant and machinery	10 Years
Motor vehicles	5 Years
Furniture, fixtures and equipment	5 Years

(G)	Fair value of financial instruments

Statement of Financial Accounting Standards No. 107, “Disclosure About Fair Value of Financial Instruments,” requires certain disclosures regarding the fair value of financial instruments. Trade accounts receivable, accounts payable, and accrued liabilities are reflected in the financial statements at fair value because of the short-term maturity of the instruments. As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision. Changes in assumptions can significantly affect estimated fair values.

The carrying value of cash and cash equivalents, accounts receivable (trade and others), accounts payable (trade and related party) and accrued liabilities approximate their fair value because of the short-term nature of these instruments. The Company places its cash and cash equivalents with what it believes to be high credit quality financial institutions. The Company has a diversified customer base, most of which are in Europe, Japan, the United States and the PRC. The Company controls credit risk related to accounts receivable through credit approvals, credit limit and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

The Company’s major operation is in the PRC, which may give rise to significant foreign currency risks from fluctuations and the degree of volatility of foreign exchange rates between the United States dollars (“US$”) and the Chinese Renminbi (“RMB”). On July 21, 2005, the PRC let the RMB fluctuate thereby ending its decade-old valuation peg to the US$. The new RMB rate reflects an approximately 2% increase in value against the US$. Historically, the PRC government has benchmarked the RMB exchange ratio against the US$, thereby mitigating the associated foreign currency exchange rate fluctuation risk. The Company does not believe that its foreign currency exchange rate fluctuation risk is significant, especially if the PRC government continues to benchmark the RMB against the US$.

8

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)
(H)	Revenue recognition

The Company recognizes revenue upon delivery for local sales or shipment of the products for export sales, at which time title passes to the customer provided that: there are no uncertainties regarding customer acceptance; persuasive evidence of an arrangement exists; the sales price is fixed and determinable; and collectability is deemed probable.

Local transportation for sales is included in selling expenses.

Cost of goods sold includes the appropriate materials purchasing, receiving and inspection costs, inbound freight where applicable, direct labor cost and manufacturing overheads consistent with the revenue earned.

(I)	Income taxes

The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (“Statement 109”). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date.

PRC income tax is computed according to the relevant laws and regulations in the PRC. According to the relevant laws and regulations in the PRC, enterprises with foreign investment in the PRC are entitled to full exemption from income tax for two years beginning from the first year the enterprises become profitable and has accumulated profits and a 50% income tax reduction for the subsequent three years calculated in accordance with PRC GAAP. The Company was approved as a sino-foreign joint venture enterprise in 1995 and is entitled to the income tax exemptions for 2006 and 2007.

(J)	Foreign currency transactions

The Company maintains its accounting records in their functional currencies of Chinese Renminbi (“RMB”).

Foreign currency transactions during the year are translated to the functional currency at the approximate rates of exchange on the dates of transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the approximate rates of exchange at that date. Non-monetary assets and liabilities are translated at the rates of exchange prevailing at the time the asset or liability was acquired. Exchange gains or losses are recorded in the statement of operations.

9

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)
(K)	Foreign currency translation

The financial statements of the company (who functional currency is RMB) is translated into US$ using the closing rate method. The balance sheet items are translated into US$ using the exchange rates at the respective balance sheet dates. The capital and various reserves are translated at historical exchange rates prevailing at the time of the transactions while income and expenses items are translated at the average exchange rate for the year. All exchange differences are recorded within equity. Translation loss for the years ended December 31, 2005 and 2004 were $7,310 and $Nil respectively.

(L)	Comprehensive income (loss)

The foreign currency translation gain or loss resulting from translation of the financial statements expressed in RMB to United States Dollar is reported as other comprehensive loss in the statements of operations and stockholders’ equity. Comprehensive loss for the years ended December 31, 2005 and 2004 were $7,310 and $Nil respectively.

(M)	Segments

The Company adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information (“SFAS 131”). SFAS establishes standards for operating information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decision how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company’s principal operating segments. The Company operates in a single segment.

(N)	Recent Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 123R “Share-Based Payment” (“SFAS 123R”), a revision to SFAS No. 123 “Accounting for Stock-Based Compensation” (“SFAS 123”), and superseding APB Opinion No. 25 “Accounting for Stock Issued to Employees” and its related implementation guidance. SFAS 123R establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services, including obtaining employee services in share-based payment transactions. SFAS 123R applies to all awards granted after the required effective date and to awards modified, repurchased, or cancelled after that date. Adoption of the provisions of SFAS 123R is effective as of the beginning of the first interim or annual reporting period that begins after June 15, 2005. The Company does not expect the adoption of this statement will have any material impact on the its results or financial position.

10

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

(N)	Recent Accounting Pronouncements (Continued)

In November 2004, the FASB issued SFAS No. 151, “Inventory Costs -- an amendment of ARB No. 43, Chapter 4”(“SFAS 151”) This statement clarifies the criteria of “abnormal amounts” of freight, handling costs, and spoilage that are required to be expensed as current period charges rather than deferred in inventory. In addition, this statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. SFAS 151 is effective for the Company July 1, 2005. The Company does not expect the adoption of this statement will have any material impact on the its results or financial position.

In December 2004, the FASB issued SFAS No. 152, Accounting for Real Estate Time-Sharing Transactions an amendment of FASB Statements No. 66 and 67. This Statement amends FASB Statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions. This Statement also amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. The Company does not expect the adoption of this statement will have any material impact on the its results or financial position.

In December 2004, the FASB issued SFAS no. 153, Exchanges of Nonmonetary Assets an amendment of APB Opinion No. 29. This Statement addresses the measurement of exchanges of nonmonetary assets. It eliminates the exception from fair value measurement for nonmonetary exchanges of similar productive assets in paragraph 21(b) of APB Opinion No. 29, Accounting for Nonmonetary Transactions, and replaces it with an exception for exchanges that do not have commercial substance. This Statement specifies that a nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The Company does not expect the adoption of this statement will have any material impact on the its results or financial position.

SFAS No. 154 (“SFAS 154”), Accounting Changes and Error Corrections, was issued in May 2005 and replaces APB Opinion No. 20 and SFAS No. 3 (“SFAS 3”). SFAS No. 154 requires retrospective application for voluntary changes in accounting principle in most instances and is required to be applied to all accounting changes made in fiscal years beginning after December 15, 2005. The Company’s expected January 1, 2006 adoption of SFAS No. 154 is not expected to have any material impact on its results or financial position.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments” (SFAS 155”), which amends SFAS No. 133, “Accounting for Derivatives Instruments and Hedging Activities” (“SFAS 133”) and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (SFAS 140”). SFAS 155 amends SFAS 133 to narrow the scope exception for interest-only and principal-only strips on debt instruments to include only such strips representing rights to receive a specified portion of the contractual interest or principle cash flows. SFAS 155 also amends SFAS 140 to allow qualifying special-purpose entities to hold a passive derivative financial instrument pertaining to beneficial interests that itself is a derivative instruments. The Company is currently evaluating the impact this new Standard, but believes that will not have that it will not have a material impact on the Company’s financial position.

11

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

(N)	Recent Accounting Pronouncements (Continued)

In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets—an amendment to FASB Statement No. 140 (“SFAS 156”). SFAS 156 requires that all separately recognized servicing rights be initially measured at fair value, if practicable. In addition, this statement permits an entity to choose between two measurement methods (amortization method or fair value measurement method) for each class of separately recognized servicing assets and liabilities. This new accounting standard is effective January 1, 2007. We do not expect the adoption of SFAS 156 to have an impact on our results of operations or financial condition.

2.	ACCOUNTS RECEIVABLE

Accounts receivable at December 31, 2005 and 2004 consisted of the following:

	2005	2004

Accounts receivable	$27,528	36,329
Less: allowance for doubtful accounts	-	-
Accounts receivable, net of allowances	$27,528	$36,329

As of December 31, 2005 and 2004, the Company considered all accounts receivable collectable and has not recorded a provision for doubtful accounts.

3.	INVENTORIES

Inventories at December 31, 2005 and 2004 consisted of the following:

	2005	2004

Raw materials	$116,197	136,313
Work-in-progress	76,264	7,032
Finished goods	379,311
	571,772	143,345
Less: provision of obsolescence	-	-
Inventories, net	$571,772	$143,345

For the years ended December 31, 2005 and 2004, no provision for obsolete inventories was recorded by the Company. Finished goods of $379,311 represents goods withheld from delivery to customers in December 2005 due to the full utilization of the Company’s export quotas for 2005 and such goods were shipped in January 2006.

12

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

4.	PROPERTY AND EQUIPMENT

The following is a summary of property and equipment at December 31:

	2005	2004

Factory buildings	$220,897	$220,897
Plant and machinery	934,280	827,180
Motor vehicles	16,313	16,313
Furniture, fixtures and equipment	67,524	50,503
	1,239,014	1,114,893
Less: accumulated depreciation	387,812	282,191
Property and equipment, net	$851,202	$832,702

Depreciation expenses for the years ended December 31, 2005 and 2004 were $105,621 and $93,068, respectively. During 2005 and 2004 the company recognized a loss on disposal of property and equipment of Nil and $8,896 respectively.

5.	OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities at December 31, 2005 and 2004 consist of the following:

	2005	2004

Utility deposits	$14,056	$14,289
Trade deposits	977	846
Accrued welfare	73,684	143,972
Accrued professional fees	113,500	-
Other payables	11,752	55,868
	$213,969	$214,975

6.	INCOME TAX

The Company is incorporated in the PRC and is subject to PRC income tax which is computed according to the relevant laws and regulations in the PRC. According to the relevant laws and regulations in the PRC, enterprises with foreign investment in the PRC are entitled to full exemption from income tax for two years beginning from the first year the enterprises become profitable and has accumulated profits and a 50% income tax reduction for the subsequent three years. The Company was approved as a sino-foreign joint venture enterprise in 1995 and is entitled to the income tax exemptions in 2006 and 2007.

During 2004, no provision for income tax has been made since the Company incurred a loss. During 2005, no income tax was recorded as the Company is entitled to full exemption from income tax.

13

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

7.	SHAREHOLDERS’ EQUITY

Registered capital

In accordance with the Articles of Association of the Company, the registered capital of the Company of $600,000 was fully contributed on November 4, 2002, $454,874 in cash and $145,126 in machineries at cost.

8.	RELATED PARTY TRANSACTIONS

During 2005 and 2004, the Company sub-contracted certain manufacturing work valued at $56,852 and $69,544 respectively to certain of its related companies. The Company provided raw materials to the related companies who charges the Company a fixed labor charge for the sub-contracting work.

As of December 31, 2005 and 2004 the Company owed $875,049 and $1,024,838, respectively to related companies for sub-contracting work and purchases made.

A related company provides treasury services to the Company free of service charges by negotiating all of the Company’s letters of credit and receiving proceeds thereon and paying creditors for purchases made by the Company.

During 2005 and 2004, the Company had related party sales of $95,850 and $11,165 respectively.

As of December 31, 2005 and 2004 related companies owed $Nil and $200,459, respectively to the Company for products sold.

During 2005, the Company paid rent of $18,326 for factory and office spaces leased from a related company.

9.	COMMITMENTS

The Company leases factory and office spaces from third parties under three operating leases which expire on December 31, 2006 at an annual rental of $18,326. Accordingly, for the years ended December 31, 2005 and 2004, the Company recognized rental expense for these spaces in the amount of $18,326 and $Nil, respectively.

As of December 31, 2005, the Company has outstanding commitments of $18,326 with respect to the above non-cancelable operating leases, which are due in 2006.

14

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

10.	CONCENTRATIONS AND RISKS

During 2005 and 2004, 100% of the Company’s assets were located in China.

The Company relied on three customers for its revenue during 2005 and 2004, details of which are as follows:

	Customer A	Customer B	Customer C
For the year ended
December 31, 2005	27%	24%	12%
December 31, 2004	30%	19%	24%

The Company relied on one supplier for approximately $326,384 and $327,188 in 2005 and 2004 respectively representing in aggregate 19% and 22% of goods purchased from the supplier in 2005 and 2004 respectively.

The following is geographic information of the Company’s revenue from third parties for the year ended December 31:

	2005	2004

Japan	$1,769,389	$2,141,858
Europe	1,800,010	1,429,820
Other countries	434,363	308,042
	$4,003,762	$3,879,720

11.	SUBSEQUENT EVENT

On June 26, 2006, the Company’s shareholders entered into a Purchase and Sale of Stock Agreement (“the Agreement”) with Perfect Dream Limited “Perfect Dream”, a subsidiary of Ever-Glory International Group, Inc. for the sale of all of its ownership interest in Catch-Luck to Perfect Dream. Pursuant to the terms of the Agreement, Perfect Dream will pay to the Company’s shareholders an amount of $600,000 in cash and common stock of Ever-Glory International Group Inc. equivalent to $9,400,000 on the date of the transfer within 90 days of the closing of the transaction.

15

APPENDIX G

NANJING CATCH-LUCK GARMENTS CO, LTD.
UNAUDITED FINANCIAL STATEMENTS FOR THE
PERIOD ENDED JUNE 30, 2006

CONTENTS

Pages

Condensed Balance Sheet as of June 30, 2006 (unaudited)	2

Condensed Statements of Operations and Comprehensive income (loss) for three months and six months ended June 30, 2006 and 2005 (unaudited)	3

Condensed Statements of Cash Flows for the six months ended June 30, 2006 and 2005 (unaudited)	4

Notes to the Condensed Financial Statements as of June 30, 2006 (unaudited	5-10

1

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

CONDENSED BALANCE SHEET
AS OF JUNE 30, 2006 (UNAUDITED)

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$24,906
Accounts receivable, net of allowances	19,802
Inventories, net	183,217
Due from a related company	1,156,299
Other receivables and prepaid expenses	68,894
Total Current Assets	1,453,118

PROPERTY AND EQUIPMENT, NET	1,184,265
TOTAL ASSETS	$2,637,383

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$666,899
Accounts payable - related companies	111,951
Other payables and accrued liabilities	128,720
Value added tax	183,725
Other tax payables	386
Total Current Liabilities	1,091,681

COMMITMENTS AND CONTINGENCIES	-

STOCKHOLDERS’ EQUITY
Registered capital of $600,000 fully paid	600,000
Retained earnings	925,997
Accumulated other comprehensive income	19,705
Total Stockholders’ Equity	1,545,702

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,637,383

The accompanying notes are an integral part of these condensed financial statements

2

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

CONDENSED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)
(UNAUDITED)

	For the three	For the three	For the six	For the six
	months ended	months ended	months ended	months ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005

NET SALES
To related parties	$229,294	$4,045	$643,182	$4,045
To third parties	5,205,815	1,184,288	7,017,278	1,769,020
Total net sales	5,435,109	1,188,333	7,660,460	1,773,065

COST OF SALES	(4,426,096)	(1,068,458)	(6,349,997)	(1,693,027)

GROSS PROFIT	1,009,013	119,875	1,310,463	80,038

OPERATING EXPENSES
Selling expenses	8,689	4,513	14,503	6,958
General and administrative expenses	70,421	39,170	137,495	71,751
Depreciation and amortization	11,577	1,768	16,314	3,536
Total Operating Expenses	90,687	45,451	168,312	82,245

INCOME (LOSS) FROM OPERATIONS	918,326	74,424	1,142,151	(2,207)

OTHER INCOME (EXPENSES)
Interest income	108	66	189	176
Interest expenses	-	-	-	(5,082)
Other income	132	111	139	264
Total Other Income (Expenses), net	240	177	328	(4,642)

INCOME (LOSS) BEFORE INCOME TAX EXPENSE	918,566	74,601	1,142,479	(6,849)

INCOME TAX EXPENSE	-	-	-	-

NET INCOME (LOSS)	918,566	74,601	1,142,479	(6,849)

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	1,507	-	17,427	-

COMPREHENSIVE INCOME (LOSS)	$920,073	$74,601	$1,159,906	$(6,849)

The accompanying notes are an integral part of these condensed financial statements

3

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

CONDENSED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005 (UNAUDITED)

	For the six months	For the six months
	ended June 30, 2006	ended June 30, 2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net income/ (loss)	$1,142,479	$(6,849)
Adjusted to reconcile net income to cash provided
by operating activities:
Depreciation and amortization - cost of sales	58,260	48,132
Depreciation and amortization	16,314	3,536
Loss on disposal of fixed assets	9,145	-
Changes in operating assets and liabilities
(Increase)decrease in:
Accounts receivable	7,726	14,708
Accounts receivable - related companies	-	196,032
Due from a related company	(1,156,299)	-
Other receivables and prepaid expenses	(3,712)	(63,537)
Inventories	388,555	(385,534)
Increase (decrease) in:
Accounts payable	627,539	(11,121)
Accounts payable - related companies	(763,098)	431,844
Other payables and accrued liabilities	(85,249)	(114,987)
Value add tax payables	175,947	6,925
Other tax payables	231	26
Net cash provided by operating activities	417,838	119,175

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(388,593)	(108,187)
Net cash used in investing activities	(388,593)	(108,187)

CASH FLOWS FROM FINANCING ACTIVITIES	-	-

EFFECT OF EXCHANGE RATE ON CASH	(10,763)	(4,934)

NET INCREASE IN CASH AND CASH EQUIVALENTS	18,482	6,054

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	6,424	20,289

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$24,906	$26,343

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the period for:
Interest expenses	$-	$5,082

The accompanying notes are an integral part of these condensed financial statements

4

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED
NOTES TO THE CONDENSED FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (UNAUDITED)

NOTE 1.	ORGANIZATION AND BASIS OF PRESENTATION

Nanjing Catch-luck Garments Company Limited (the “Company”), the People’s Republic of China (“PRC”) sino-foreign joint venture enterprise was incorporated on December 21, 1995 with its principal place of business in Nanjing, PRC. On January 18, 2006, the Company became a wholly owned foreign enterprise.

The Company is principally engaged in the manufacturing and sale of garments to Europe, Japan and United Sates.

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

In the opinion of management, the unaudited condensed financial statements contain all adjustments consisting only of normal recurring accruals considered necessary to present fairly the Company’s financial position at June 30, 2006, the results of operations for the three-month and six-month periods ended June 30, 2006 and 2005, and cash flows for the six months ended June 30, 2006 and 2005. The results for the period ended June 30, 2006 are not necessarily indicative of the results to be expected for the entire fiscal year ending December 31, 2006.

NOTE 2.	USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.	CASH AND CASH EQUIVALENTS

For purpose of the unaudited condensed statements of cash flows, cash and cash equivalents include cash on hand and demand deposits with a bank with a maturity of less than 3 months.

5

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED
NOTES TO THE CONDENSED FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (UNAUDITED)

NOTE 4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, “Disclosure About Fair Value of Financial   Instruments,” requires certain disclosures regarding the fair value of financial instruments. Tradeaccounts receivable, accounts payable, and accrued liabilities are reflected in the financial statements at fair value because of the short-term maturity of the instruments. As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision. Changes in assumptions can significantly affect estimated fair values.

The carrying value of cash and cash equivalents, accounts receivable (trade and others), accounts payable (trade, related party and others) and accrued liabilities approximate their fair value because of the short-term nature of these instruments. The Company places its cash and cash equivalents with what it believes to be high credit quality financial institutions. The Company has a diversified customer base, most of which are in Europe, Japan, the United States and the PRC. The Company controls credit risk related to accounts receivable through credit approvals, credit limit and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

The Company’s major operation is in the PRC, which may give rise to significant foreign currency risks from fluctuations and the degree of volatility of foreign exchange rates between the United States dollars (“US$”) and the Chinese Renminbi (“RMB”). On July 21, 2005, the PRC let the RMB fluctuate thereby ending its decade-old valuation peg to the US$. The new RMB rate reflects an approximately 2% increase in value against the US$. Historically, the PRC government has benchmarked the RMB exchange ratio against the US$, thereby mitigating the associated foreign currency exchange rate fluctuation risk. The Company does not believe that its foreign currency exchange rate fluctuation risk is significant, especially if the PRC government continues to benchmark the RMB against the US$.

6

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED
NOTES TO THE CONDENSED FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (UNAUDITED)

NOTE 5.	FOREIGN CURRENCY TRANSACTIONS

The Company maintains their accounting records in their functional currencies of Chinese Renminbi (“RMB”).

Foreign currency transactions during the year are translated to the functional currency at the approximate rates of exchange on the dates of transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the approximate rates of exchange at that date. No-monetary assets and liabilities are translated at the rates of exchange prevailing at the time the asset or liability was acquired. Exchange gains or losses are recorded in the statement of operations.

NOTE 6.	FOREIGN CURRENCY TRANSLATION

The financial statements of the Company (whose functional currency is the RMB) are translated into US$ using the closing rate method. The balance sheet items are translated into US$ using the exchange rates at the respective balance sheet dates. The capital and various reserves are translated at historical exchange rates prevailing at the time of the transactions while income and expenses items are translated at the average exchange rate for the year. All exchange differences are recorded within equity.

NOTE 7.	COMPREHENSIVE INCOME (LOSS)

The foreign currency translation gain or loss resulting from translation of the financial statements expressed in RMB to United States Dollar is reported as other comprehensive income in the statements of operations and stockholders’ equity.

NOTE 8.	SEGMENTS

The Company adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information (“SFAS 131”). SFAS establishes standards for operating information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decision how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company’s principal operating segments. The Company operates in a single segment.

7

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED
NOTES TO THE CONDENSED FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (UNAUDITED)

NOTE 9.	SHAREHOLDERS’ EQUITY

Registered capital

In accordance with the Articles of Association of the Company, the registered capital of the Company of $600,000 was fully contributed on November 4, 2002, $454,874 in cash and $145,126 in machineries at cost.

NOTE 10.	RELATED PARTY TRANSACTIONS

During 2006 and 2005, the Company sub-contracted certain manufacturing work valued at $533,502 and Nil respectively to certain of its related companies. The Company provided raw materials to the related companies who charged the Company a fixed labor charge for the sub-contracting work.

During 2006 and 2005, the Company purchased raw materials from its related companies of $15,645 and Nil respectively.

As of June 30, 2006 the Company owed $111,951 to related companies for sub-contracting work and purchases made.

A related company provides treasury services to the Company free of service charges by negotiating all of the Company’s letters of credit and receiving proceeds thereon and paying creditors for purchases made by the Company. As of June 30, 2006, the Company is owed $1,156,299 from a related company for treasury function.

During 2006 and 2005, the Company had related party sales of $643,182 and $4,045 respectively.

During 2006 and 2005, the Company paid rent of $9,375 and $9,163 respectively for factory and office spaces leased from a related company.

During 2006, the Company purchased fixed assets of $266,412 from a related company.

NOTE 11.	COMMITMENTS AND CONTINGENCIES

The Company leases factory and office spaces from a related company under an operating lease which expire on December 31, 2006 at an annual rental of $18,750.

As of June 30, 2005, the Company has outstanding commitments of $9,375 with respect to the above non-cancelable operating leases, which are due in 2006.

8

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED
NOTES TO THE CONDENSED FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (UNAUDITED)

NOTE 12.	CONCENTRATIONS AND RISKS

During 2006, 100% of the Company’s assets were located in China.

The Company principally relied on two customers for its revenue during 2006 and on three customers for its revenue during 2005, details of which are as follows:

	Customer A	Customer B	Customer C
For the period ended
2006	43%	12%
2005	27%	26%	17%

The Company principally relied on two suppliers for its materials during 2006 and on one supplier for its materials during 2005, detail of which is as follows:

	Supplier A	Supplier B
During
2006	11%	10%
2005	56%

The following is geographic information of the Company’s revenue from third parties for the period ended June 30:

	2006	2005

Japan	$1,945,412	$882,827
Europe	4,321,772	762,327
Other countries	750,094	123,866
	$7,017,278	$1,769,020

NOTE 13.	SUBSEQUENT EVENT

On June 26, 2006, the Company’s shareholders entered into a Purchase and Sale of Stock Agreement (“the Agreement”) with Perfect Dream Limited (“Perfect Dream”), a subsidiary of Ever-Glory International Group, Inc. (“Ever-Glory”) for the sale of all of its ownership interest in the Company to Perfect Dream for $10,000,000 (“the purchase consideration”). Pursuant to the terms of the Agreement, Perfect Dream will pay to the Company’s shareholders an amount of $600,000 in cash and common stock of Ever-Glory equivalent to $9,400,000 on the date of the transfer within 90 days of the closing of the transaction.

On August 28, 2006, the Company’s shareholders entered into an amendment to the Agreement (“the Amendment”) whereupon the terms of payment on the purchase consideration was amended as follows:

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a.

Perfect Dream will pay to the Company’s shareholders an amount of $600,000 in cash and common stock of Ever-Glory equivalent to $3,400,000 on the date of the transfer within 90 days of the closing of the transaction;

b.

At the end of the first full fiscal year ending December 31, 2006 in which the Company generates gross revenues of at least $19,000,000 and net profit of at least $1,500,000, Perfect Dream will pay to shareholders of the Company that number of shares of Ever-Glory’s common stock having an aggregate fair market value of $3,000,000; and

c.

At the end of the next full fiscal year ending December 31, 2007 in which the Company generates gross revenues of at least $19,000,000 and net profit of at least $1,500,000, Perfect Dream will pay to the Company’s shareholders that number of shares of Ever-Glory’s common stock having an aggregate fair market value of $3,000,000.

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